C L I F F O R D                                   LIMITED LIABILITY PARTNERSHIP

C H A N C E

                                                                    EXHIBIT 10.1

                                Dated 7 July 2000

                                BARCLAYS BANK PLC
                                 (as Transferor)

                                     - and -

                     GRACECHURCH RECEIVABLES TRUSTEE LIMITED
                            (as Receivables Borrower)




   ---------------------------------------------------------------------------

                       AMENDMENT AND RESTATEMENT AGREEMENT

                                   Relating to

                      RECEIVABLES SECURITISATION AGREEMENT

   ---------------------------------------------------------------------------

                                    CONTENTS

CLAUSE                                                                      PAGE

1.     Interpretation..........................................................I

2.     Amendment...............................................................I

3.     Costs and Expenses......................................................I

4.     Governing Law and Jurisdiction..........................................I

5.     Counterparts...........................................................II

THE SCHEDULE Amended Form of Receivables Securitisation Agreement............III

THIS AMENDMENT AGREEMENT is made on 7 July 2000

BETWEEN

(1) BARCLAYS BANK PLC, an institution authorised under the Banking Act 1987, acting through its business unit "Barclaycard", having its principal place of business at 1234 Pavillion Drive, Northampton NN4 7SG (the "TRANSFEROR"); and

(2) GRACECHURCH RECEIVABLES TRUSTEE LIMITED, a company incorporated in Jersey having its registered office at 26 New Street, St. Helier, Jersey JE2 3RA, Channel Islands in its capacity as Receivables Trustee.

WHEREAS

(A) On 23 November 1999, the Transferor and the Receivables Trustee entered into a receivables securitisation agreement (the "RSA");

(B) The parties hereto have agreed to amend and restate the RSA with effect from the date hereof.

IT IS HEREBY AGREED as follows:

1.       INTERPRETATION

1.1 Unless otherwise defined herein, terms defined in (or incorporated by reference into) the RSA shall bear the same meaning herein.

1.2      The headings in this Agreement shall not affect its interpretation.

1.3 A person who is not a party to this Agreement has no right under the Contract (Rights of Third Parties) Act 1999 to enforce any term of this Agreement.

2.      AMENDMENT

        Without prejudice to any accrued rights, the RSA shall, with effect from the date hereof, stand amended in the form attached hereto as the Schedule.

3.      COSTS AND EXPENSES

        The Transferor shall, from time to time on demand of the Receivables Trustee, reimburse the Receivables Trustee for all costs and expenses (including legal fees) (together with any VAT chargeable thereon) that are incurred by the Receivables Trustee in or in connection with the preparation and execution of this Agreement.

4.      GOVERNING LAW AND JURISDICTION

        The provisions of clauses 28 and 29 of the RSA shall apply mutatis mutandis as if set out in full herein.


                                     - I -

5.      COUNTERPARTS

        This Agreement may be executed in any number of counterparts each of which when executed and delivered shall be an original, but all the counterparts together shall constitute one and the same instrument.

IN WITNESS WHEREOF the parties hereto have executed this Agreement on the date first referred to above.


                                     - II -

                                  THE SCHEDULE

              AMENDED FORM OF RECEIVABLES SECURITISATION AGREEMENT



                                    - III -

                      RECEIVABLES SECURITISATION AGREEMENT

                                     BETWEEN

                                BARCLAYS BANK PLC

                                  AS TRANSFEROR

                                       AND

                     GRACECHURCH RECEIVABLES TRUSTEE LIMITED

                             AS RECEIVABLES TRUSTEE

                                    CONTENTS

CLAUSE                                                                      PAGE
1.     Interpretation..........................................................1
2.     Offer of Receivables....................................................3
3.     Acceptance of Offer and Payment for Existing Receivable.................8
4.     Assignment of Receivables...............................................9
5.     Payment for Future Receivables.........................................10
6.     Perfection and Directions as to Payment................................11
7.     Redesignation and Removal of Accounts..................................13
8.     Discount Percentage, Special Fees, Annual Fees and Acquired
       Interchange............................................................16
9.     Trust..................................................................17
10.    Reductions in Receivables, Early Collections, Credit Adjustments and
       reassignment of defaulted receivables..................................18
11.    Breach of Warranty.....................................................19
12.    Currency of Account and Payment........................................21
13.    Payments by the Transferor, Additional Transferors and the
       Receivables Trustee....................................................21
14.    The Collection Agent...................................................23
15.    Barclaycard Operating Account and Barclaycard Proceeds Account.........23
16.    The Trustee Collection Account.........................................24
17.    Representations........................................................24
18.    Covenants..............................................................24
19.    Stamp Duty.............................................................26
20.    Non-Petition...........................................................28
21.    Benefit of Agreement...................................................29
22.    Disclosure of Information..............................................29
23.    Remedies and Waivers...................................................30
24.    Partial Invalidity.....................................................30
25.    Counterparts...........................................................30
26.    Notices................................................................31
27.    Termination of Declaration of Trust and Trust Cash Management
       Agreement..............................................................31
28.    Law....................................................................31
29.    Jurisdiction...........................................................31
SCHEDULE 1 Eligible Account Criteria..........................................33
SCHEDULE 2 Eligible Receivables Criteria......................................35

SCHEDULE 3 Form of Offer......................................................37
SCHEDULE 4 Conditions Precedent to the Subsequent Offers......................43
SCHEDULE 5 Part 1 Representations as to Matters of Law........................44
SCHEDULE 6 Notification Events................................................47
SCHEDULE 7 Form of Solvency Certificate.......................................48
SCHEDULE 8 Form of Notice of Assignment.......................................50
SCHEDULE 9 Form of Offer - Sale of Receivables in Defaulted Accounts..........51
SCHEDULE 10 Form of Future Receivables Transfer...............................52

THIS AGREEMENT is made the 23rd day of November, 1999

BETWEEN

(1) BARCLAYS BANK PLC, an institution authorised under the Banking Act 1987, acting through its business unit "Barclaycard", having its principal place of business at 1234 Pavillion Drive, Northampton NN4 7SG (the "TRANSFEROR"); and

(2) GRACECHURCH RECEIVABLES TRUSTEE LIMITED, a company incorporated in Jersey having its registered office at 26 New Street, St. Helier, Jersey JE2 3RA, Channel Islands in its capacity as Receivables Trustee.

WHEREAS

(A) The Transferor has owed to it at present and expects to have owed to it in the future Receivables arising in the course of its business.

(B) The Transferor and the Receivables Trustee have agreed, upon the terms and subject to the conditions of this Agreement, that the Transferor may from time to time offer to assign all Receivables arising on Designated Accounts (both Existing Receivables and Future Receivables) to the Receivables Trustee and the Receivables Trustee may from time to time accept any such offer in the manner provided for in Clause 3.4.

(C) The Transferor and the Receivables Trustee have agreed, upon the terms and subject to the conditions of this Agreement, that the Transferor may assign all Future Receivables arising on Designated Accounts to the Receivables Trustee by executing a transfer in the form set out in
        Schedule 10.

(D) The Transferor and the Receivables Trustee have agreed, that subject to the delivery of an Accession Notice, any member of the Barclays Group which from time to time originates Accounts or to whom legal and beneficial title to all or any Accounts is transferred (an "ADDITIONAL TRANSFEROR") may from time to time offer to assign all Existing Receivables and Future Receivables arising on such transferred Accounts subject to and in accordance with the conditions hereof.

(E) It is acknowledged by all the parties hereto that any assignment made or to be made under this Agreement will take effect at all times as an equitable assignment unless and until a Notice of Assignment is given in respect of it in accordance with Clause 6.7.

NOW IT IS HEREBY AGREED  as follows:

1.      INTERPRETATION

1.1 Whenever used in this Agreement, the words and phrases defined in the Master Definitions Schedule of even date herewith (as amended and restated from time to time) and signed by the parties hereto shall, unless otherwise defined herein or the context requires otherwise, bear the same meanings herein (including the recitals hereto).

1.2     In this Agreement:

        1.2.1 a "CLAUSE" or "SCHEDULE" is, subject to any contrary indication, a reference to a clause hereof or a schedule hereto;

        1.2.2 "STAMP DUTY" shall be construed as a reference to any stamp, registration or other transaction or documentary tax (including, without limitation, any penalty or interest payable in connection with any failure to pay or any delay in paying any of the same);

        1.2.3 a "SUBSIDIARY" of a company or corporation shall be construed as a reference to any company or corporation:

                (a) which is controlled, directly or indirectly, by the first-mentioned company or corporation;

                (b) more than half the issued share capital of which is beneficially owned, directly or indirectly, by the first-mentioned company or corporation; or

                (c) which is a subsidiary of another subsidiary of the first-mentioned company or corporation and, for these purposes, a company or corporation shall be treated as being controlled by another if that other company or corporation is able to direct its affairs and/or to control the composition of its board of directors or equivalent body; and

        1.2.4 the "ADMINISTRATION", "BANKRUPTCY", "DISSOLUTION", "INSOLVENCY", "LIQUIDATION", "receivership" or "WINDING-UP" of any person shall be construed so as to include any equivalent or analogous proceedings under the laws of the jurisdiction in which such person is incorporated (or, if not a company or corporation, domiciled) or any jurisdiction in which such person carries on business.

1.3 "(POUND)" and "STERLING" denote lawful currency for the time being of the United Kingdom of Great Britain and Northern Ireland.

1.4 Save where the contrary is indicated, any reference in this Agreement to:

        1.4.1 this Agreement or any other agreement or document shall be construed as a reference to this Agreement or, as the case may be, such other agreement or document as the same may have been, or may from time to time be, amended, varied, novated or supplemented;

        1.4.2 a statute shall be construed as a reference to such statute as the same may have been, or may from time to time be, amended or re-enacted; and

        1.4.3 a time of day (including opening and closing of business) shall be construed as a reference to London time.

1.5     Clause and Schedule headings are for ease of reference only.

1.6 Save where the context otherwise requires, all sums payable by any party to any other party pursuant hereto are inclusive of any VAT which is chargeable on the supply or supplies for which such sums (or any part thereof) are the whole or part of the consideration for VAT purposes and section 89 of the Value Added Tax Act 1994 shall not apply to affect the amount of such sums.

        Any reference herein to any fee, cost, disbursement, expense or liability incurred by any party and in respect of which such party is to be reimbursed (or indemnified) by any other person or the amount of which is to be taken into account in any calculation or computation shall, save where the context otherwise requires, include a reference to such part of such cost or expense as represents VAT.

2.      OFFER OF RECEIVABLES

2.1 The Transferor, or any Additional Transferor in respect of the first Offer made by such Additional Transferor following its execution of an Accession Notice, may (subject to receipt by the Receivables Trustee of the documents referred to in the Closing Documents List in form and substance satisfactory to the Receivables Trustee), by delivering to the Receivables Trustee an Offer substantially in the form set out in the Third Schedule:

        2.1.1 nominate all existing Accounts of a Specified Product Line to be Designated Accounts (but excluding those existing Accounts which have been identified on the Transferor's system as being excluded from such nomination); and/or

        2.1.2 nominate all future Accounts in respect of a Specified Product Line which come into existence under that Specified Product Line during the next Monthly Period to be Designated Accounts (unless and to the extent that such Accounts have been and are individually identified on the Transferor's system as being excluded from such nomination from the relevant Account Creation
                Date),

        and offer to the Receivables Trustee in respect of the Initial Offer Date an assignment of:

        (A) in respect of existing Accounts on a Specified Product Line so nominated as Designated Accounts:

                (a) all Existing Receivables under each Account nominated in such Offer;

                (b) all Future Receivables under each such Account which are not Finance Charge Receivables until the earliest of:

                        (i) in respect of each such Account, such time (if any) as such Account becomes a Redesignated Account;

                        (ii)    the termination of the Receivables Trust; or

                        (iii)   the occurrence of an Insolvency Event;

                (c) all Future Receivables under each Account nominated in such Offer which are Finance Charge Receivables in respect of Receivables which are assigned (or purported to be assigned) pursuant to paragraphs (a) and (b) above;

                (d) (to the extent such are capable of assignment) the benefit of each guarantee or insurance policy obtained by the Transferor in respect of the obligations of an Obligor to make payments on any such Account,

        (B) in respect of future Accounts arising on a Specified Product Line during the next Monthly Period nominated as Designated
                Accounts:

                (a) all Future Receivables under each such Account which are not Finance Charge Receivables until the earliest of:

                        (i) in respect of each such Account, such time (if any) as such Account becomes a Redesignated Account;

                        (ii)    the termination of the Receivables Trust; or

                        (iii)   the occurrence of an Insolvency Event;

                (b) all Future Receivables under each Account nominated in such Offer which are Finance Charge Receivables in respect of Receivables which are assigned (or purported to be assigned) pursuant to paragraph (a) above; and

                (c) (to the extent such are capable of assignment) the benefit of each guarantee or insurance policy obtained by the Transferor in respect of the obligations of an Obligor to make payments on any such Account; and

        (C) the benefit of all amounts representing Acquired Interchange in respect of each Monthly Period.

2.2 The Transferor or any Additional Transferor may on any Offer Date falling prior to the termination of the Receivables Trust, or on any other Business Day with the written consent of the Beneficiaries, by delivering to the Receivables Trustee an Offer substantially in the form set out in the Third Schedule:

        2.2.1 nominate all existing Accounts of a Specified Product Line to be Designated Accounts (but excluding those existing Accounts which have been identified on the Transferor's or, as the case may be, such Additional Transferor's system as being excluded from such nomination); and/or

        2.2.2 nominate all future Accounts in respect of a Specified Product Line which come into existence under that Specified Product Line during the Relevant Monthly Period in respect of such Offer Date to be Designated Accounts or, if the Offer is not made on an Offer Date, during the current or (if specified) the next following Monthly Period (unless and to the extent that such

                Accounts have been individually identified on the Transferor's system or, as the case may be, the relevant Additional Transferor's system, as being excluded from such nomination from the relevant Account Creation Date).

        and offer to the Receivables Trustee in respect of that Offer Date an assignment of:

        (A) in respect of existing Accounts on a Specified Product Line nominated as Designated Accounts:

                (a) all Existing Receivables under each Account nominated in such Offer;

                (b) all Future Receivables under each such Account which are not Finance Charge Receivables until the earliest of:

                        (i) in respect of each such Account, such time (if any) as such Account becomes a Redesignated Account;

                        (ii)    the termination of the Receivables Trust; or

                        (iii)   the occurrence of an Insolvency Event;

                (c) all Future Receivables under each such Account which are Finance Charge Receivables in respect of Receivables which are assigned (or purported to be assigned) pursuant to paragraphs (a) and (b) above; and

                (d) (to the extent such are capable of assignment) the benefit of each guarantee or insurance policy obtained by the Transferor in respect of the obligations of an Obligor to make payments on any such Account,

        (B) in respect of future Accounts arising on a Specified Product Line during the Relevant Monthly Period (or current or specified (as appropriate) Monthly Period if the Offer is not made on an Offer Date) nominated as Designated Accounts:

                (a) all Future Receivables under each such Account which are not Finance Charge Receivables until the earliest of:

                        (i) in respect of each such Account, such time (if any) as such Account becomes a Redesignated Account;

                        (ii)    the termination of the Receivables Trust; or

                        (iii)   the occurrence of an Insolvency Event;

                (b) all Future Receivables under each such Account which are Finance Charge Receivables in respect of Receivables which are assigned (or purported to be assigned) pursuant to paragraph (a) above; and

                (c) (to the extent such are capable of assignment) the benefit of each guarantee or insurance policy obtained by the Transferor in respect of the obligations of an Obligor to make payments on any such Account.

        PROVIDED, HOWEVER, that prior to or simultaneously with the making of each such Offer in respect of an Offer Date, the Transferor or, as the case may be, such Additional Transferor shall have satisfied the conditions precedent set out in paragraphs 1, 2 and 3 of the Fourth Schedule unless such conditions precedent have been waived in writing by the Receivables Trustee (if, and only if, it has received written confirmation from each relevant Rating Agency that such waiver will not result in such Rating Agency reducing or withdrawing its then current rating on any outstanding Related Debt).

2.3 The Transferor may, at any time, by entering into a transfer with the Receivables Trustee in the form set out in the Schedule 10, sell and assign to the Receivables Trustee absolutely all of the Transferor's right, title and interest in and to the Relevant Receivables (as defined in the Future Receivables Transfer) on the terms and conditions of the Future Receivables Transfer and this Agreement, together with (to the extent such are capable of assignment) the benefit of each guarantee or insurance policy obtained by the Transferor in respect of the obligations of an Obligor to make payments on any such Receivables PROVIDED, HOWEVER, that prior to or simultaneously with such transfer, the Transferor shall have satisfied the conditions precedent set out in paragraphs 1 and 4 of the Fourth Schedule unless such conditions precedent have been waived in writing by the Receivables Trustee (if, and only if, it has received written confirmation from each relevant Rating Agency that such waiver will not result in such Rating Agency reducing or withdrawing its then current rating on any outstanding Related Debt).

2.4 Every Offer delivered by the Transferor pursuant to Clause 2.1 or by the Transferor or an Additional Transferor pursuant to Clause 2.2 shall:

        2.4.1 (i) specify that the Accounts nominated pursuant to Clauses 2.1(A) or 2.2(A) have been identified by the Transferor or, as the case may be, such Additional Transferor, on its system, and/or (ii) undertake that its system will identify those Accounts nominated pursuant to Clauses 2.1.2(B) or 2.2.2(B), as from the relevant Account Creation Date, as Designated Accounts in respect of which an assignment of Existing Receivables and Future Receivables is being offered to the Receivables Trustee;

        2.4.2   in  respect  of  Existing   Receivables  arising  in  Designated
                Accounts nominated under Clauses 2.1(A)(a) or 2.2(A)(a):

                (a) specify the aggregate amount of the Eligible Receivables comprised therein;

                (b) specify the total Outstanding Face Amount of the Principal Receivables and the total outstanding balance of the Finance Charge Receivables comprised in such Eligible Receivables; and

                (c)     specify   the   aggregate   amount  of  the   Ineligible
                        Receivables comprised therein;

        2.4.3 be delivered no later than 12.00 noon on the Offer Date relating thereto; and

        2.4.4 constitute an offer by the Transferor or, as the case may be, such Additional Transferor to sell and assign to the Receivables Trustee absolutely all of the Transferor's or relevant Additional Transferor's right, title and interest in and to the Existing Receivables and Future Receivables arising on each Account nominated in the Offer (including, for the avoidance of doubt, any future Accounts nominated under Clause 2.2(B)) at the related Purchase Price therefor on the terms and conditions of this Agreement, together with (to the extent such are capable of assignment) the benefit of each guarantee or insurance policy obtained by the Transferor or, as the case may be, such Additional Transferor, in respect of the obligations of an Obligor to make payments on any such Receivables and, in the case of an Offer delivered pursuant to Clause 2.1, the benefit of all amounts representing Acquired Interchange in respect of each Monthly Period.

2.5 The Transferor and, upon execution of an Accession Notice, each Additional Transferor agrees to maintain a system which, during the term of this Agreement, will individually identify any Accounts which are excluded from nomination as Designated Accounts in an Offer made pursuant to Clause 2.1 or Clause 2.2. On or before the twentieth Business Day (or within such period as may otherwise be agreed between the Transferor or any Additional Transferor, as the case may be, and the Servicer) following a request in writing from the Servicer (or any Co-Servicer), on behalf of the Receivables Trustee, to the Transferor or Additional Transferor (as applicable) the Transferor, and upon execution of an Accession Notice each Additional Transferor, agrees to deliver to the extent permitted by applicable law a computer file or microfiche list containing a true and complete list of all Designated Accounts each identified by a specific number identifying such Designated Account. PROVIDED HOWEVER, that the Servicer on behalf of the Receivables Trustee may not request such list or information more than once during any calendar year unless an Insolvency Event has occurred and is subsisting, in which case such request may be made at any time with reasonable frequency.

2.6 The Transferor and upon execution of an Accession Notice, each Additional Transferor agrees not to alter the file designation with respect to any Designated Account during the term of this Agreement unless and until such Designated Account becomes a Removed Account.

2.7 The Transferor and, upon execution of an Accession Notice, each Additional Transferor agrees that if any Offer shall lapse before it is accepted in accordance with Clause 3.4 it will ensure the Accounts which are nominated in such lapsed Offer are identified (either at the time of such lapse or the relevant Account Creation Date, as applicable) as not being Designated Accounts in its system.

2.8 The Transferor may, at any time after the Initial Offer Date, designate any subsidiary of the Transferor which originates Accounts in the course of its business and/or to which the Transferor's right, title and interest in and to Designated Accounts have been assigned as an Additional Transferor for the purpose of making Offers under this Agreement, by delivering or procuring the delivery to the Receivables Trustee of an Accession Notice duly executed by the Transferor and such nominated subsidiary of the Transferor in such form as the Receivables Trustee may require together with such other documents (including legal opinions) as the Receivables Trustee shall require and such nominated subsidiary shall not be admitted as an Additional Transferor for the purposes of this Agreement until such time as the Receivables Trustee shall have confirmed to the Transferor and the Additional Beneficiary that it has received the Accession Notice and such other prescribed documents in form and substance satisfactory to the Receivables Trustee.

2.9 Any Offer which nominates Accounts on Specified Product Lines as mentioned in Clause 2.1 or (as the case may be) Clause 2.2 above shall set out (or incorporate by reference for the purpose of identification) all of the express terms of the Card Agreement relating to Accounts on the Specified Product Line in question. Where the Offer is made in relation to future Accounts on the Specified Product Line in question (with or without existing Accounts) the Offer shall be treated as being made in relation to (and only in relation to) all future Accounts which come into existence during the relevant Monthly Period and which are the subject of Card Agreements incorporating all of the said express terms (except for any such Accounts which are excluded as mentioned in Clause
        2.1.2 or 2.2.2).

3.      ACCEPTANCE OF OFFER AND PAYMENT FOR EXISTING RECEIVABLES

3.1 Following the receipt of the required funds by the Receivables Trustee from or on behalf of the relevant Beneficiaries in respect of any amounts of Purchase Price payable in cash in accordance with Clause 3.4, the Receivables Trustee may accept any Offer made in accordance with Clause 2.3 in the manner specified in Clause 3.4.

3.2 Each Offer shall be accepted by the Receivables Trustee only with respect to the Existing Receivables and Future Receivables on Accounts nominated therein and any purported form of acceptance of an Offer otherwise than in the manner specified in Clause 3.4 shall be null and void and of no effect (and for the avoidance of doubt nothing in this Agreement or in any Offer shall of itself operate so as to convey or transfer to any person any beneficial interest in any Receivables).

3.3 Each Offer shall be irrevocable and binding on the Transferor or, as the case may be, an Additional Transferor, until (if not accepted before such time) close of business on the Business Day immediately succeeding the Offer Date relating thereto or, if the Offer is not made on an Offer Date, the Business Day immediately succeeding the day the Offer is made (or such longer period of time for acceptance as may be agreed upon by the Transferor or, as the case may be, an Additional Transferor, and the Receivables Trustee), when that Offer shall lapse.

3.4 Each Offer may be accepted only by way of payment of the greater of (i) (pound)1.00 and (ii) the relevant amount of the Purchase Price in respect of Existing Receivables the subject of such Offer to be paid in cash in respect of such Offer being made by or on behalf of the Receivables Trustee to the Transferor or, as the case may be, the Additional Transferor in accordance with the terms of Clause 6.1, or in the case of an Additional Transferor the relevant Accession Notice, by no later than close of business on the Business Day immediately succeeding the relevant Offer Date, or such longer period of time for acceptance as may be agreed upon by the Transferor (or, as the case may be, the Additional Transferor) and the Receivables Trustee PROVIDED, HOWEVER, that the Offer made on the Initial Offer Date shall be accepted by no later than close of business on the Initial Offer Date.

4.      ASSIGNMENT OF RECEIVABLES

4.1 Upon acceptance of an Offer pursuant to Clause 3.4, all of the Transferor's or, as the case may be, the Additional Transferor's, rights, title and interest in and to:

        4.1.1 the Existing Receivables under each Designated Account nominated in that Offer; and

        4.1.2 the Future Receivables under each such Designated Account which are not Finance Charge Receivables in respect of Principal Receivables, until the earliest of:

                (a) in respect of each Designated Account, such time (if any), as such Account becomes a Redesignated Account;

                (b)     the termination of the Receivables Trust; or

                (c)     the occurrence of an Insolvency Event;

        4.1.3 all Future Receivables under each Account nominated in such Offer which are Finance Charge Receivables in respect of Receivables which are assigned (or purported to be assigned) to the Receivables Trustee pursuant to paragraphs 4.1.1 and 4.1.2 above;

        4.1.4 (to the extent such are capable of assignment) the benefit of each guarantee or insurance policy obtained by the Transferor or, as the case may be, the Additional Transferor, in respect of the obligations of an Obligor to make payments on any such Designated Account; and

        4.1.5 (in respect of the Offer made on the Initial Offer Date) the benefit of all amounts representing Acquired Interchange in respect of each Monthly Period,

        shall thereupon vest in the Receivables Trustee on the terms and conditions of this Agreement and the Offer.

4.2 It is hereby agreed, for the avoidance of doubt, that no transfer or purported transfer of Receivables pursuant to this Clause or the Future Receivables Transfer shall be rendered ineffective or void or otherwise impaired by reason only of it being subsequently discovered that the Account(s) relating to such Receivables either:

        4.2.1 did not arise under the relevant Specified Product Line relating to such Account(s), as named in the relevant Offer; or

        4.2.2 did arise under the Specified Product Line relating to such Account(s) in the relevant Offer but were subsequently removed
                from  such   Specified   Product

                Line without having been redesignated or removed in accordance with Clause 7.

4.3 For the avoidance of doubt, any assignment made under this Clause 4 or the Future Receivables Transfer will take effect in equity only unless and until a Notice of Assignment is given in respect of it in accordance with the provisions of Clause 6.7.

5.      PAYMENT FOR FUTURE RECEIVABLES

5.1 In consideration of the assignment by the Transferor or any Additional Transferor to the Receivables Trustee of Future Receivables coming into existence on any day (including any Future Receivables assigned pursuant to the Future Receivables Transfer) (which Receivables will have vested in equity in the Receivables Trustee) and the benefit of Acquired Interchange in respect of each Monthly Period, the Receivables Trustee shall pay to the Transferor or, as the case may be, such Additional Transferor (and, in respect of the amount to be paid in cash, in accordance with Clause 6.2 or Clause 6.4, as applicable), not later than the Business Day which is two Business Days after the Date of Processing relating to such Future Receivables or such longer period of time as may be agreed upon by the Transferor or, as the case may be, such Additional Transferor and the Receivables Trustee (if it has received written confirmation from each relevant Rating Agency that such increase in time will not result in such Rating Agency reducing or withdrawing its then current rating on any outstanding Related Debt), an amount equal to the aggregate of the Outstanding Face Amounts of the Principal Receivables comprised therein as calculated by the Transferor or, as the case may be, such Additional Transferor and notified to the Receivables Trustee by the Transferor or, as the case may be, such Additional Transferor (and specifying the aggregate amount of such Principal Receivables which are Ineligible Receivables) by no later than 12.00 noon on such day for payment PROVIDED THAT, in the case of Future Receivables assigned pursuant to the Future Receivables Transfer, this Clause 5.1 shall apply subject to the provisions of the Future Receivables Transfer.

5.2 Where an amount would (apart from this Clause 5.2) fall to be paid by the Receivables Trustee under Clause 5.1 above and such amount would fall to be paid;

        (i)     on or after [date of Future Receivables Transfer]; and

        (ii) in respect of any Future Receivables assigned otherwise than pursuant to the Future Receivables Transfer;

        any funds which are available (in accordance with the Declaration of Trust and Trust Cash Management Agreement) to pay the amount in question shall instead be applied in the first instance in making the non-refundable payment of (pound)10,000 referred to in clause 3.1 of the Future Receivables Transfer (payment on account of consideration for Future Receivables Transfer) with any balance of such funds being applied in accordance with Clause 5.1 above and so that (for the avoidance of doubt) as soon as the said payment of (pound)10,000 shall have been made in full, this Clause 5.2 shall cease to apply.

5.3 Where any amount has been applied in accordance with Clause 5.2 above, such application shall be treated as leading to a deferral of payment of the relevant amount of (pound)10,000 which would otherwise have been paid in accordance with Clause 5.1 above (the "DEFERRED AMOUNT"). The Receivables Trustee shall be required to pay the deferred amount out of any funds which thereafter become available to it for the purpose of making payments under Clause 5.1 above, in priority to making any payments under Clause 5.1 above in respect of Future Receivables assigned pursuant to the Future Receivables Transfer.

5.4 The Transferor and each Additional Transferor shall prepare and maintain a daily activity report (the "DAILY ACTIVITY REPORT") in connection with the payment required under Clause 5.1 which shall specify with reference to the Designated Accounts of the Transferor or, as the case may be, such Additional Transferor (on an aggregate basis) in respect of the date specified in such Daily Activity Report:

        5.4.1 the outstanding balance of the Future Receivables which have arisen and which have automatically been assigned in equity to the Receivables Trustee since the previous Daily Activity Report and which are Eligible Receivables;

        5.4.2 the Outstanding Face Amount of the Principal Receivables which are Eligible Receivables and the amount of the Finance Charge Receivables comprised in such Eligible Receivables; and

        5.4.3 the outstanding balance of Future Receivables which have arisen and which have automatically been assigned in equity to the Receivables Trustee since the previous Daily Activity Report and which are Ineligible Receivables,

        PROVIDED, HOWEVER, that the Transferor and, upon its accession hereunder each Additional Transferor agrees to deliver such Daily Activity Report to the Receivables Trustee within three Business Days (or such other period as may otherwise be agreed) after the Receivables Trustee may at any time request.

6.      PERFECTION AND DIRECTIONS AS TO PAYMENT

6.1 Each payment due to the Transferor pursuant to the acceptance of an Offer in accordance with Clause 3.4 in respect of Existing Receivables shall be satisfied by payment into the Barclaycard Proceeds Account, such payment when so made to constitute payment by the Receivables Trustee to the Transferor by way of acceptance of the Offer in respect of which the payment is made pursuant to Clause 3.4.

6.2 Each payment due to the Transferor pursuant to the acceptance of an Offer in accordance with Clause 5.1 in respect of Future Receivables shall be satisfied by payment into the Barclaycard Proceeds Account, such payment when so made to constitute compliance by the Receivables Trustee with Clause 5.1 in respect of the Future Receivables in respect of which the payment is made.

6.3 The terms of each Accession Notice shall specify that each payment due to the relevant Additional Transferor pursuant to the acceptance of an Offer, in accordance with Clause 3.4, in respect of Existing Receivables shall be satisfied by payment into the proceeds account specified in such Accession Notice, such payment when made to constitute payment by the Receivables Trustee to such Additional Transferor by way of acceptance of the Offer in respect of which the payment is made pursuant to Clause 3.4.

6.4 The terms of each Accession Notice shall specify that each payment due to the relevant Additional Transferor pursuant to the acceptance of an Offer in accordance with Clause 5.1 in respect of Future Receivables shall be satisfied by payment into the proceeds accounts specified in such Accession Notice, such payment when so made to constitute compliance by the Receivables Trustee which Clause 5.1 in respect of the Future Receivables in respect of which the payment is made.

6.5 Subject to Clause 6.7, the Transferor and each Additional Transferor will take all such steps and comply with all such formalities as the Receivables Trustee may require to perfect or more fully to evidence or secure title to the Receivables (and the benefit of any guarantee or insurance policy in respect of the obligations of an Obligor to make payments in respect thereof) assigned (or purported to be assigned) pursuant to Clause 4 or the Future Receivables Transfer and the interest of the Receivables Trustee therein.

6.6 Subject to Clause 6.7, to secure the proprietary interest of the Receivables Trustee relating to the Receivables (and the benefit of any guarantee or insurance policy in respect of the obligations of an Obligor to make payments in respect thereof) assigned (or purported to be assigned) to it by the Transferor or, as the case may be, an Additional Transferor and the performance of the Transferor's or, as the case may be, such Additional Transferor's obligations in respect thereof, the Transferor and, upon its accession hereunder, each Additional Transferor hereby irrevocably appoints the Receivables Trustee as its attorney (with full power of delegation) for the purpose of performing and complying with all and any of such obligations of the Transferor or, as the case may be, such Additional Transferor, whether in the name of the Transferor or, as the case may be, any Additional Transferor or in the name of the Receivables Trustee, and in such manner as the Receivables Trustee may consider appropriate, and the Transferor and, upon its accession hereunder, each Additional Transferor hereby ratifies, confirms and adopts and agrees to ratify, confirm and adopt whatsoever the Receivables Trustee shall do or purport to do on its behalf by virtue of and in accordance with this power of attorney, except in the case of bad faith, fraud or gross negligence on the part of the Receivables Trustee in so acting.

6.7 The Receivables Trustee (in its capacity as donee of the power of attorney in Clause 6.6 or otherwise) hereby agrees that at any time:

        6.7.1 no Notice of Assignment shall be given by it (or required by it to be given) to any Obligor or any provider of any guarantee or insurance policy in respect of the obligations of such Obligor; and

        6.7.2 no written assignment or transfer (whether by deed or otherwise) of any Receivables (or any guarantee or insurance policy in respect of the obligations of an Obligor to make payments in respect thereof) assigned (or purported to be assigned) shall be required, unless at such time a Notification Event has occurred and is then subsisting and such action is required in the opinion of the Receivables Trustee (after consulting with such legal advisers as it deems necessary) to effect the obligations of the Transferor or, as the case may be, an Additional Transferor under Clause 6.3. For the avoidance of doubt the parties acknowledge that, unless and until a Notice of Assignment is given following a Notification Event and in relation thereto, all assignments or transfers of Receivables pursuant to this Agreement will take effect at all times in equity only.

6.8 The Receivables Trustee shall not be entitled to create, assume or incur indebtedness or other liabilities in the name of the Receivables Trust other than as contemplated in this Agreement, the Declaration of Trust and Trust Cash Management Agreement, any Supplement thereto and any document related thereto.

7.      REDESIGNATION AND REMOVAL OF ACCOUNTS

7.1 Each Designated Account shall continue to be a Designated Account until such time, if any, that it becomes a Redesignated Account on the date specified in respect of such Designated Account pursuant to Clause 7.3 (the "REDESIGNATION DATE").

7.2 Subject to Clause 7.7, the Transferor and each Additional Transferor may at any time, and in its absolute discretion, notify the Receivables Trustee in writing of (i) any Designated Account (which is not a Cancelled Account, Defaulted Account or Zero Balance Account) which the Transferor or such Additional Transferor wishes to cease to be a Designated Account or (ii) any Specified Product Line in respect of which the Transferor or such Additional Transferor wishes all Designated Accounts existing under that Specified Product Line to cease to be Designated Accounts, in each case with effect from such following date as the Transferor or such Additional Transferor shall specify in that notice (a "REDESIGNATION NOTICE").

7.3 The Redesignation Date of a Designated Account shall be ascertained as follows:

        7.3.1 in the case of a Cancelled Account, the Redesignation Date shall be the day on which the relevant Designated Account is recorded by the Servicer as a Cancelled Account on the Servicer's computer master file of Accounts;

        7.3.2 in the case of a Zero Balance Account, the Redesignation Date shall be the day on which the relevant Designated Account is recorded by the Servicer as being a Zero Balance Account and removed from the Servicer's computer master file of Accounts;

        7.3.3 in the case of a Defaulted Account, the Redesignation Date shall be the day on which the Receivables thereunder are recorded as charged-off on the Servicer's computer master file of Accounts. Notwithstanding any other provision hereof, any Receivables in a Defaulted Account that are Ineligible Receivables prior to such date shall be treated as Ineligible Receivables rather than as Receivables in Defaulted Accounts; and

        7.3.4 in the case of a Designated Account which is not a Cancelled Account, Defaulted Account or Zero Balance Account, the Redesignation Date shall be the day specified in the Redesignation Notice.

7.4 On, and with effect from, the Redesignation Date in respect of a Designated Account the following shall occur:

        7.4.1 such Account shall cease to be a Designated Account and thereafter shall be a Redesignated Account;

        7.4.2 all Receivables which were in existence prior to the Redesignation Date shall, to the extent the Receivables Trustee has not paid for such Receivables, be paid for by the Receivables Trustee in accordance with this Agreement;

        7.4.3 all Future Receivables generated on such Redesignated Account which are Principal Receivables or Finance Charge Receivables in respect of Receivables which were not in existence prior to such Redesignation Date which come into existence on or after the Redesignation Date shall not be assigned by the Transferor or, as the case may be, such Additional Transferor to the Receivables Trustee; and

        7.4.4 all Future Receivables which are Finance Charge Receivables in respect of Receivables which were in existence prior to such Redesignation Date which come into existence on or following such Redesignation Date shall continue to be automatically assigned by the Transferor or, as the case may be, such Additional Transferor to the Receivables Trustee and constitute Trust Property;

        PROVIDED, HOWEVER, that, for the avoidance of doubt, no Receivable assigned to the Receivables Trustee shall be reassigned to the Transferor or any Additional Transferor except in the circumstances set out in Clause 11.3.

7.5 The Transferor and each Additional Transferor shall maintain a system which identifies each Redesignated Account in the systems of the Transferor or Additional Transferor until the earlier of:

        7.5.1 such time as Collections (equal to the Outstanding Face Amount of each Principal Receivable and the outstanding balance of each Finance Charge Receivable) have been received by the Receivables Trustee in respect of every Receivable which has been assigned to the Receivables Trustee in respect of that Account other than Receivables which have been charged-off in accordance with the Card Guidelines on the computer master file of Accounts used by the Servicer; or

        7.5.2 such time as all Receivables outstanding on such Account which constitute Trust Property are reassigned to the Transferor or, as the case maybe, such Additional Transferor in the circumstances set out in Clause 11.3.

7.6 At such time as the Transferor or an Additional Transferor ceases to be obliged to identify each Redesignated Account as such in the systems of the Transferor or

        Additional Transferor (in accordance with Clause 7.5) the Transferor and such Additional Transferor may at any time thereafter, and in its absolute discretion, notify the Receivables Trustee that it wishes to cease to identify such Accounts as being Redesignated Accounts, with effect from such date as the Transferor or, as the case may be, such Additional Transferor shall specify in that notice (the "REMOVAL DATE"), and such Accounts shall then be identified in the systems of the
        Transferor or Additional Transferor, in accordance with a system maintained by the Transferor or, as the case may be, such Additional
        Transferor for that purpose, as constituting "REMOVED ACCOUNTS". PROVIDED, HOWEVER, that in respect of a Zero Balance Account, the Transferor or, as the case may be, such Additional Transferor, shall remove or have removed such designation on the Redesignation Date (which, consequently, shall also be the Removal Date for such Account) and such Zero Balance Account shall also constitute a Removed Account.

7.7 Neither the Transferor nor any Additional Transferor shall be permitted to redesignate Designated Accounts pursuant to Clause 7.2 which are not Cancelled Accounts, Defaulted Accounts or Zero Balance Accounts unless the following conditions are satisfied:

        7.7.1 such redesignation shall not, in the reasonable belief of the Transferor or such Additional Transfer, cause a Pay Out Event to occur;

        7.7.2 the Transferor or, as the case may be, such Additional Transferor shall represent and warrant to the Receivables Trustee that no selection procedures believed by the Transferor or such Additional Transferor to have a Material Adverse Effect were utilised in selecting the Designated Accounts to be redesignated;

        7.7.3 on or before the tenth Business Day prior to the Redesignation Date, each Rating Agency and the Receivables Trustee shall have received notice in writing from the Transferor or, as the case may be, such Additional Transferor of such proposed redesignation and the Transferor or such Additional Transferor and the Receivables Trustee shall have received written notice prior to the Redesignation Date from each Rating Agency that such proposed redesignation will not result in a downgrade or withdrawal of its then current rating of any outstanding Related Debt;

        7.7.4 the Transferor or, as the case may be, such Additional Transferor and the Servicer shall certify to the Receivables Trustee that Collections (equal to the Outstanding Face Amount of each Principal Receivable and the outstanding balance of each Finance Charge Receivable) have been received by the Receivables Trustee in respect of every Receivable which has been assigned to the Receivables Trustee in respect of that Account other than Receivables which have been charged-off in accordance with the Card Guidelines on the computer master file of Accounts used by the Servicer; and

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

        7.7.5 the Transferor or, as the case may be, such Additional Transferor shall have delivered to the Receivables Trustee an Officer's Certificate confirming the items set out in Clauses
                7.7.1 to 7.7.4 above.

        PROVIDED, HOWEVER, that the Receivables Trustee may conclusively rely on the Officer's Certificate referred to in Clause 7.7.5 above without making enquiries with regard to the matters set out therein.

8.      DISCOUNT PERCENTAGE, SPECIAL FEES, ANNUAL FEES AND ACQUIRED INTERCHANGE

8.1 The Transferor or any Additional Transferor may, at any time by giving not less than 30 days' prior notice in writing to the Servicer, the Receivables Trustee and the Rating Agencies, nominate a Discount Percentage to apply to Principal Receivables from the date specified in such notice for such period (or additional period) of time as the Transferor or such Additional Transferor shall specify.

8.2 If the Transferor or any Additional Transferor notifies the Receivables Trustee of the application of a Discount Percentage in accordance with Clause 8.1 then, during the period of time specified by the Transferor or such Additional Transferor under Clause 8.1, the relevant amount of any Purchase Price to be paid pursuant to Clause 3.4 shall accordingly be reduced by a percentage equal to the Discount Percentage, and the obligation of the Receivables Trustee to make the payments referred to in Clause 5.1 shall be likewise reduced.

8.3 No nomination by the Transferor or any Additional Transferor pursuant to Clause 8.1 of a Discount Percentage or the period (or additional period) of time for which it is to be effective shall be of any effect unless:

        8.3.1 each Rating Agency has confirmed in writing that such proposed nomination or increase in length of the relevant period will not result in a downgrade or withdrawal of its then current rating of any outstanding Related Debt;

        8.3.2 the Transferor or such Additional Transferor has provided the Receivables Trustee with a certificate in the form set out in the Seventh Schedule, signed by an authorised officer of the Transferor or such Additional Transferor confirming that:

                (a) the performance of the portfolio of Designated Accounts is such that in the reasonable opinion of the Transferor or such Additional Transferor the yield of Finance Charge Collections is not generating adequate cashflows for the Beneficiaries of the Receivables Trust and the size of the Discount Percentage is not intended solely to accelerate distributions to the Excess Interest Beneficiary; and

                (b) the Transferor or such Additional Transferor is able to pay its debts within the meaning of section 123 of the Insolvency Act 1986 and will not become unable to pay its debts within the meaning of that section in consequence of such Discount Percentage coming into effect, as at the date on which the Discount Percentage or additional period is to take effect.

8.4 From time to time, the Transferor and each Additional Transferor may levy a Special Fee on Accounts (including Designated Accounts) in respect of all or certain types of Receivables arising thereon, whether at one time or on an ongoing basis, and may in respect of such Special Fees on or after the date on which they are first levied, designate in a certificate to the Receivables Trustee whether such Special Fees shall be treated as Finance Charge Receivables or as Principal Receivables, PROVIDED, HOWEVER, that in the absence of such certificate, such Special Fees shall be treated as Finance Charge Receivables, PROVIDED FURTHER, HOWEVER, that the Transferor or such Additional Transferor may not designate Special Fees as Principal Receivables unless it certifies in such certificate that it has received an Opinion of Counsel that such Special Fees constitute, for the purpose of tax in the United Kingdom, repayment in whole or in part of an advance to an Obligor.

8.5 The Transferor and each Additional Transferor may, at any time by giving notice in writing to the Servicer, the Receivables Trustee and the Rating Agencies, designate in a certificate to the Receivables Trustee whether Future Receivables arising after that time and Existing Receivables comprised in offers accepted by the Receivables Trustee after that time in respect of (in each case) Annual Fees shall be treated as Finance Charge Receivables or as Principal Receivables PROVIDED, HOWEVER, in the absence of such certificate, such Receivables in respect of Annual Fees shall be treated as Finance Charge Receivables; PROVIDED FURTHER, HOWEVER, that any designation of Annual Fees as Principal Receivables shall not be of any effect unless the Transferor or, as the case may be, such Additional Beneficiary certifies in such certificate that it has received an Opinion of Counsel that such Annual Fees constitute, for the purpose of tax in the United Kingdom, repayment in whole or in part of an advance to an Obligor.

8.6 On or before each Transfer Date, the Transferor and each Additional Transferor shall notify the Receivables Trustee of the amount of Acquired Interchange with respect to the preceding Monthly Period.

8.7 On each Transfer Date, the Transferor and each Additional Transferor shall cause to be paid to the Receivables Trustee by depositing into the Trustee Collection Account, in immediately available funds, an amount equal to the amount of Acquired Interchange.

9.      TRUST

9.1 If for any reason any Receivable arising on a Designated Account cannot be duly assigned to the Receivables Trustee as contemplated hereby but the Receivables Trustee has accepted the Offer relating to that Receivable then, with effect from the date on which the Receivables Trustee accepted such Offer, that Receivable shall be treated as if it had been validly and duly assigned to the Receivables Trustee and the Transferor or, as the case may be, the Additional Transferor shall hold the same and all Collections related thereto on trust absolutely for the Receivables Trustee and all

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        such Collections shall be applied as if such Receivable had been validly and duly assigned.

9.2     The provisions of Clause 9.1 shall be without prejudice to:

        9.2.1 any obligations or representations of the Transferor or, as the case may be, such Additional Transferor hereunder in respect of any Receivables; and

        9.2.2 any liabilities of the Transferor or such Additional Transferor or rights of the Receivables Trustee in relation to any breach or inaccuracy on the part of the Transferor or, as the case may be, such Additional Transferor of the matters referred to in Clause 9.2.1.

9.3 All Collections in respect of any Receivables constituting Trust Property received by Barclays Bank PLC or any Additional Transferor (whether or not the appointment of Barclays Bank PLC as Servicer or such Additional Transferor as a Co-Servicer, if applicable, under the Beneficiaries Servicing Agreement has been terminated) shall, pending their application to the Trustee Collection Account, be held on trust for and to the order of the Receivables Trustee.

10. REDUCTIONS IN RECEIVABLES, EARLY COLLECTIONS, CREDIT ADJUSTMENTS AND REASSIGNMENT OF DEFAULTED RECEIVABLES

10.1 If the amount paid or payable in respect of any Principal Receivable which has been assigned by the Transferor or any Additional Transferor to the Receivables Trustee is reduced (other than in respect of a Transferor Section 75 Liability, Additional Transferor Section 75 Liability or a Credit Adjustment) after the Offer Date relating thereto by reason of:

        10.1.1 any set-off or counterclaim as between an Obligor and the Transferor or any Additional Transferor; or

        10.1.2 any other matter as between an Obligor and the Transferor or any Additional Transferor,

        (each of 10.1.1 and 10.1.2 above a "REDUCTION")

        and the Transferor or such Additional Transferor has received a benefit in money or money's worth as a consequence of such Reduction (including, without limitation, any reduction in any liability owing by the Transferor or such Additional Transferor to such Obligor) then the Transferor or such Additional Transferor shall nevertheless for the purposes of this Agreement be treated as having been paid the amount of such Reduction on the date of such Reduction in addition to any other amounts which may be paid or payable in respect of such Receivable.

10.2 If any Existing Receivable which is purported to be assigned pursuant to the Future Receivables Transfer or any Offer made pursuant to the terms of this Agreement shall have been collected in whole or in part prior to the time of such purported assignment, then the portion thereof which shall have been so collected (an "EARLY COLLECTION") shall be treated for the purposes of this Agreement as having been collected by the

        Transferor or, as the case may be, the relevant Additional Transferor immediately following such purported assignment thereof.

10.3 If any Principal Receivable which has been assigned by the Transferor or any Additional Transferor to the Receivables Trustee is reduced after the date of such assignment relating thereto by reason of a Credit Adjustment then the Transferor or such Additional Transferor shall nevertheless for the purposes of this Agreement be treated as having been paid the amount of such Credit Adjustment on the date of such Credit Adjustment in addition to any other amounts which may be paid or payable in respect of such Receivable.

10.4 Subject to Clause 13.3, the Transferor or, as the case may be, such Additional Transferor shall be obliged to pay to the credit of the Trustee Collection Account an amount equal to the amount of each Reduction (as referred to in Clause 10.1), Early Collection (as referred to in Clause 10.2) or Credit Adjustment (as referred to in Clause 10.3) by no later than the second Business Day following the date on which it became aware of such Reduction, Early Collection or Credit Adjustment (as the case may be) or was notified thereof by the Trust Cash Manager.

10.5 The Receivables Trustee may, if so instructed by the Beneficiaries, from time to time (by giving a notice in substantially in the form set out in
        Schedule 9) offer to sell to the Transferor or any Additional Transferor, as applicable, all Receivables in the Defaulted Accounts specified in such notice. The Transferor or Additional Transferor, as the case may be, may in its discretion choose to accept such offer. If such offer is accepted, the consideration ("CONSIDERATION") payable by the Transferor or Additional Transferor (as applicable) for the assignment of such Receivables shall be deferred and shall equal that portion of the balance of such Receivables in Defaulted Accounts which is subsequently recovered and paid to the Transferor or Additional Transferor (the "RECOVERED AMOUNT") less any costs and expenses incurred or payments made by the Transferor or Additional Transferor, as applicable, in order to obtain the recovered amount. The consideration shall be payable in respect of Monthly Periods and shall be paid into the Trustee Collection Account on the Transfer Date relating to each relevant Monthly Period. For the avoidance of doubt, the consideration shall only become due and payable to the Receivables Trustee following the realisation of the recovered amount and determination of related costs and expenses by the Transferor or Additional Transferor, as the case may be, and there shall be no obligation to make any payment prior to such time.

11.     BREACH OF WARRANTY

11.1 If, in respect of any Principal Receivable which has been assigned to the Receivables Trustee, any representation referred to in Clause 17.2 or 17.3 proves at any time to have been incorrect when made, the Transferor or, as the case may be, the relevant Additional Transferor shall be treated as having received by way of a Collection the Outstanding Face Amount of such Principal Receivable and, subject to Clause 13.3, the Transferor or, as the case may be, the relevant Additional Transferor shall be obliged to pay by no later than the Business Day following the date on which such representation becomes known to the Transferor or, as the case may be, the relevant

        Additional   Transferor  to  be  incorrect,   an  amount  equal  to  the
        Outstanding Face Amount of such Principal Receivable to the Trustee Collection Account under advice to that effect to the Receivables Trustee, PROVIDED, HOWEVER, that such Principal Receivable shall not be reassigned to the Transferor or such Additional Transferor but shall thereafter be treated as an Ineligible Receivable unless and until all Receivables outstanding on the relevant Account are reassigned to the Transferor or such Additional Transferor in the circumstances set out in Clause 11.3.

11.2 The fulfilment of the Transferor's or, as the case may be, the relevant Additional Transferor's obligation to make payments to the Receivables Trustee required pursuant to Clause 11.1 in respect of a Principal Receivable or (as the case may be) all the Principal Receivables of an Obligor shall be in full satisfaction and discharge of any rights or remedies which the Receivables Trustee may otherwise have had with respect to such Principal Receivable as a result of any breach, anticipatory breach or other circumstance on the part of or affecting the Transferor or the Additional Transferor arising under this Agreement in relation to such Principal Receivable or (as the case may be) the Obligor concerned, and accordingly, the Receivables Trustee hereby acknowledges that it will have no further or other rights with respect to such Principal Receivable as a result of or in connection with any such breach, anticipatory breach or other circumstance.

11.3    In the event that:

        11.3.1 each and every Principal Receivable which has been assigned to the Receivables Trustee in respect of an Account and which remains outstanding proves to have been assigned to the Receivables Trustee in circumstances where any representation referred to in Clause 17.2 and 17.3 proves at any time to have been incorrect when made with respect to such Principal Receivables;

        11.3.2 the Transferor or any Additional Transferor has re-designated such Account as a Redesignated Account pursuant to Clause 7.2; and

        11.3.3 the obligation of the Transferor or such Additional Transfer with respect to such Principal Receivables as set out in Clause
                11.1 has been fulfilled

        then the Transferor or, as the case may be, such Additional Transferor may by five Business Days written notice require the Receivables Trustee (at the expense of the Transferor or, as the case may be, such Additional Transferor) to offer to reassign all (but not some only) of the Receivables outstanding on such Redesignated Account which constitute Trust Property to the Transferor or, as the case may be, such Additional Transfer for a nominal consideration not to exceed (pound)1 pursuant to an instrument to be executed and maintained, if so requested by the Transferor or such Additional Transferor, outside of the United Kingdom. Following such reassignment such Receivables shall be owned by the Transferor or, as the case may be, such Additional Transferor absolutely and such Account shall constitute and be identified as a Removed Account from the date of such reassignment (which shall also constitute the relevant Removal Date).

12.     CURRENCY OF ACCOUNT AND PAYMENT

12.1 Sterling is the currency of account and payment for each and every sum at any time due from any person hereunder and under the Future Receivables Transfer PROVIDED, HOWEVER, that:

        12.1.1 each payment in respect of costs and expenses shall be made in the currency in which the same were incurred; and

        12.1.2 each payment which is expressed herein to be payable in another currency shall be made in that other currency.

12.2 If any sum due from a person (a "RELEVANT PERSON") under this Agreement or the Future Receivables Transfer or any order or judgment given or made in relation to this Agreement or the Future Receivables Transfer has to be converted from the currency (the "FIRST CURRENCY") in which the same is payable hereunder or under the Future Receivables Transfer or under such order or judgment into another currency (the "SECOND CURRENCY") for the purpose of (i) making or filing a claim or proof against the relevant person, (ii) obtaining an order or judgment in any court or other tribunal or (iii) enforcing any order or judgment given or made in relation to this Agreement or the Future Receivables Transfer, the relevant person shall indemnify and hold harmless the person to whom such sum is due from and against any loss suffered as a result of any discrepancy between (a) the rate of exchange used for such purpose to convert the sum in question from the first currency into the second currency and (b) the rate or rates of exchange at which such person may in the ordinary course of business purchase the first currency with the second currency upon receipt of a sum paid to it in satisfaction, in whole or in part, of any such order, judgment, claim or proof.

12.3 All payments made by any person hereunder or under the Future Receivables Transfer shall be made free and clear of and without any deduction for or on account of any set-off or counterclaim unless otherwise agreed in writing by the Transferor and the Receivables Trustee or, as the case may be, such Additional Transferor and the Receivables Trustee.

13.     PAYMENTS BY THE TRANSFEROR,  ADDITIONAL  TRANSFERORS AND THE RECEIVABLES
        TRUSTEE

13.1 On each date upon which this Agreement requires an amount to be paid in cash by or on behalf of the Transferor or any Additional Transferor to the Receivables Trustee, the Transferor or, as the case may be, such Additional Transferor shall, save as expressly provided otherwise herein, make the same available to the Receivables Trustee:

        13.1.1 where such amount is denominated in Sterling by payment in Sterling and in same day funds (or in such other funds as may for the time being be customary in London for the settlement of international banking transactions in Sterling) to such account and bank in London as the Receivables Trustee shall have specified in writing for this purpose at least two Business Days prior to such amount becoming payable; or

        13.1.2 where such amount is denominated in a currency other than Sterling, by payment in such currency and in immediately available, freely transferable, cleared funds to such account with such bank in the principal financial centre of the country of such currency as the Receivables Trustee shall have specified in writing for this purpose at least five Business Days prior to such amount becoming payable.

13.2 On each date upon which this Agreement or the Future Receivables Transfer requires an amount to be paid in cash to the Transferor or any Additional Transferor by or on behalf of the Receivables Trustee, the Receivables Trustee shall, save as otherwise provided herein, make the same available to the Transferor or such Additional Transferor:

        13.2.1 where such amount is denominated in Sterling, by payment in Sterling and in same day funds (or in such other funds as may for the time being be customary in London for the settlement of international banking transactions in Sterling) to the Transferor or such Additional Transferor at such account and bank as the Transferor or such Additional Transferor shall have specified in writing for this purpose at least two Business Days prior to such amount becoming payable; or

        13.2.2 where such amount is denominated in a currency other than Sterling, by payment in such currency and in immediately available, freely transferable, cleared funds to such account with such bank in the principal financial centre of the country of such currency as the Transferor or such Additional Transferor shall have specified in writing for this purpose at least five Business Days prior to such amount becoming payable.

13.3 Notwithstanding any other provision of this Agreement or the Future Receivables Transfer, the Transferor, each Additional Transferor and the Receivables Trustee hereby agree and acknowledge that:

        13.3.1 any amount payable by the Receivables Trustee to the Transferor or such Additional Transferor in cash pursuant to the Future Receivables Transfer, Clause 3.4 (in respect of the payment for Existing Receivables) or Clause 5.1 (in respect of the payment for Future Receivables) shall be set-off against the amount of any shortfall in the amount to be funded by the Transferor or such Additional Transferor as a beneficiary of the Receivables Trust in the circumstances contemplated by Clause 5.2(f)(ii)(D) of the Declaration of Trust and Trust Cash Management Agreement PROVIDED, HOWEVER, that the Transferor Interest or, as the case may be, the Additional Transferor Interest, in the Receivables Trust is increased accordingly; and

        13.3.2 the obligation of the Transferor to the Receivables Trustee to pay an amount in cash pursuant to Clause 10.4 (in respect of reductions in Receivables) and Clause 11.1 (in respect of breach of warranty) may be fulfilled (in whole or in part) by a reduction in the amount of the Transferor Interest in the Receivables Trust in the circumstances contemplated by Clauses 5.3(a)(ii) and

                5.3(d) of the Declaration of Trust and Cash Management Agreement PROVIDED, HOWEVER, that such decrease shall not cause the Transferor Interest or, as the case may be, Additional Transferor Interest to be decreased to an amount of less than zero.

14.     THE COLLECTION AGENT

        The Collection Agent has been appointed by the Transferor and, upon its accession hereunder, each Additional Transferor as its agent to process Collections received from Obligors in respect of the Accounts. The Transferor and any relevant Additional Transferor shall procure that all Collections processed by the Collection Agent in respect of Designated Accounts are allocated by the Collection Agent to the Barclaycard Operating Account or, as the case may be, Additional Transferor Operating Account as being Collections in respect of Designated Accounts received for and on behalf of the Receivables Trustee.

15.      BARCLAYCARD OPERATING ACCOUNT AND BARCLAYCARD PROCEEDS ACCOUNT

15.1 The Transferor has opened an account in its name for the purpose of receiving, inter alia, Collections (the "BARCLAYCARD OPERATING ACCOUNT"). On or prior to its accession hereunder, each Additional Transferor shall have opened an account in its name for the purpose of receiving, inter alia, Collections (the "ADDITIONAL TRANSFEROR OPERATING ACCOUNT").

15.2 Pending application of monies from the Barclaycard Operating Account and the Additional Transferor Operating Account to the Trustee Collection Account either hereunder or in accordance with the Declaration of Trust and Trust Cash Management Agreement, the sums from time to time standing to the credit of the Barclaycard Operating Account and the Additional Transferor Operating Account shall be held respectively by the Transferor and the relevant Additional Transferor on trust for and to the order of (1) the Receivables Trustee, to the extent such Collections are Principal Collections, Finance Charge Collections or Ineligible Collections and (2) the Transferor or, as the case may be, the Additional Transferor, otherwise, and the Transferor and each Additional Transferor upon its accession hereby confirms that the bank at which the Barclaycard Operating Account and the Additional Transferor Operating Account is maintained has been notified in writing that such account is a trust account held on the above basis.

15.3 The Transferor has opened a bank account in its name for the purpose of receiving cash payments due to the Transferor in respect of the Purchase Price of Receivables (the "Barclaycard PROCEEDS ACCOUNT"). On or prior to its accession hereunder, each Additional Transferor shall have opened an account in its name for the purpose of receiving cash payments due to such Additional Transferor in respect of the Purchase Price of the Receivables (the "ADDITIONAL TRANSFEROR PROCEEDS ACCOUNT").

16.     THE TRUSTEE COLLECTION ACCOUNT

        The Receivables Trustee has opened an account at a Qualified Institution in the name of the Receivables Trustee (the "TRUSTEE COLLECTION ACCOUNT").

17.     REPRESENTATIONS

17.1 The Transferor represents as of the date hereof and each Additional Transferor represents as of the date of its accession hereunder that each of the statements set out in Parts 1 and 2 of the Fifth Schedule is true and the Transferor and such Additional Transferor shall be deemed to repeat such representations by reference to the facts and circumstances then existing on each Closing Date specified in respect of any Supplement.

17.2 Each Offer shall constitute a representation by the Transferor or, as the case may be, the relevant Additional Transferor, that, in relation to that Offer, each of the statements set out in Part 3 of the Fifth
        Schedule is true with regard to the Existing Receivables identified in such Offer which are Principal Receivables other than such Existing Receivables which are specified in that Offer as being Ineligible Receivables.

17.3 The Transferor or, as the case may be the relevant Additional Transferor shall be deemed to represent in respect of each Future Receivable which is a Principal Receivable on the Date of Processing relating thereto that each of the statements set out in Part 3 of the Fifth Schedule is true with regard to such Receivable unless such Principal Receivable is specified by the Transferor or, as the case may be, the relevant Additional Transferor as being an Ineligible Receivable pursuant to Clause 5.1.

18.     COVENANTS

18.1    The Transferor and each Additional Transferor shall:

        18.1.1 pay to the Receivables Trustee by payment to the Trustee Collection Account all payments received by the Transferor or, as the case may be, such Additional Transferor in respect of Receivables on Designated Accounts as soon as practicable after receipt thereof by the Transferor;

        18.1.2 notify the Receivables Trustee of the existence of any Encumbrance on any Receivable on a Designated Account and defend, at its own expense, the right, title and interest of the Receivables Trustee in, to and under the Receivables on Designated Accounts, whether now existing or created, against all claims of third parties claiming through or under the Transferor or, as the case may be, such Additional Transferor; and

        18.1.3 comply with and perform its obligations under the Card Agreement relating to the Designated Accounts and the Card Guidelines and all applicable rules and regulations of MasterCard International Inc. and its subsidiaries, if any, and VISA International, Inc. and its subsidiaries, if any, except insofar as any failure to comply or perform would not cause a Material Adverse Effect.

18.2    Neither the Transferor nor any Additional Transferor shall :

        18.2.1 sell, assign, convey, transfer, lease, pledge or otherwise dispose (or purport to do so) of any Receivable (whether now existing or hereafter created) under a Designated Account to any person other than the Receivables Trustee; or

        18.2.2 grant, create, incur, assume or suffer to exist any Encumbrance or purport to do so over any Receivable (whether now existing or hereafter created) under a Designated Account or any interest therein; or

        18.2.3 consolidate with or merge into any other corporation or convey or transfer its properties and assets substantially as an entirety to any Person unless :

                (a) the corporation formed by such consolidation or into which the Transferor or such Additional Transferor is merged or the Person which acquires by conveyance or transfer the properties and assets of the Transferor or such Additional Transferor substantially as an entirety, shall expressly assume, by an agreement supplemental hereto, executed and delivered to the Receivables Trustee in form satisfactory to the Receivables Trustee, the performance of the obligations of the Transferor or such Additional Transferor hereunder (to the extent that any right, covenant or obligation of the Transferor or such Additional Transferor, as applicable hereunder, is inapplicable to the successor entity, such successor entity shall be subject to such covenant or obligation, or benefit from such right, as would apply, to the extent practicable, to such successor entity) and the Transferor or such Additional Transferor shall also execute such documents as are necessary for such person to become a Transferor Beneficiary and an Excess Interest Beneficiary as contemplated in the Declaration of Trust and Trust Cash Management Agreement;

                (b) the Transferor or such Additional Transferor shall have delivered to the Receivables Trustee an Officer's Certificate of the Transferor or such Additional Transferor stating that such consolidation, merger, conveyance or transfer and such supplemental agreement comply with this Clause 18.2.3, and that all documentation referred to in (a) above and any conditions precedent specified in such documentation have been complied with, and an Opinion of Counsel that such supplemental agreement is legal, valid, binding and enforceable; and

                (c)     the Transferor or such Additional  Transferor shall have
                        delivered   notice  to  each   Rating   Agency  of  such
                        consolidation, merger, conveyance or transfer; or

        18.2.4 disclose the name or address of any Obligor to any Person seeking to enforce a claim against the Transferor or such Additional Transferor or otherwise in breach of its obligations of confidentiality to any Obligor, except pursuant to any Requirement of Law.

18.3 Subject to Clause 18.4, each of the Transferor and any Additional Transferor may from time to time amend the standard form terms and conditions of the Card

        Agreements (other than the terms and conditions which relate to the matters referred to in paragraph (iii) of the First Schedule) or the Card Guidelines in any respect (including, without limitation, reducing or increasing the amount of any required minimum monthly payment or amending the calculation of the amount or the timing of charge-offs and the Periodic Finance Charges and other fees assessed thereon), PROVIDED, HOWEVER, that no such amendment may be made if:

        18.3.1 in the reasonable belief of the Transferor or such Additional Transferor, such amendment would cause a Pay Out Event; and

        18.3.2 such amendment is not also applied to any comparable segment of Accounts which are owned and serviced by the Transferor or such Additional Transferor which have characteristics equivalent or substantially similar to, the Designated Accounts (except as otherwise restricted by an endorsement, sponsorship or other agreement between the Transferor or such Additional Transferor and an unrelated third party or by the terms of the relevant Card Agreements); and

        18.3.3 the effect of such amendment would be to reduce or release any amount owed by any Obligor in respect of any Receivable in a Designated Account which is in existence at the time when such amendment is made.

18.4 The Transferor and each Additional Transferor upon its accession hereby agrees that, except as otherwise required by any Requirement of Law or as may be determined by the Transferor or such Additional Transferor to be necessary or in its best interests in order to maintain its credit card and related card business (such determination being based on a good-faith assessment by the Transferor or such Additional Transferor, in its sole discretion, of the nature of competition in the credit card business in the United Kingdom as a whole, or, as the case may be, in respect of Accounts relating to an Additional Jurisdiction, of the nature of competition in the credit card business in such Additional Jurisdiction as a whole), it shall not at any time reduce the Periodic Finance Charges assessed on Receivables existing or arising under any Designated Account or other fees on any Designated Account if, as a result of such reduction, the Transferor's or such Additional Transferor's reasonable expectation of the Portfolio Yield (as defined in each Series Supplement) as of such date would be less than the then Expense Rate (as defined in each Series Supplement).

19.     STAMP DUTY

19.1 Each and every Offer made pursuant to this Agreement shall be executed and retained outside the United Kingdom and, if any such document is introduced into the United Kingdom by any party hereto or any person acting under the direction of or with the agreement of such a party, the Receivables Trustee shall promptly arrange for the document so brought into the United Kingdom to be stamped at the expense of the Receivables Trustee PROVIDED, HOWEVER, that it is acknowledged that the obligations of the Receivables Trustee to pay stamp duty shall be limited to the extent that Trust Property is calculated as available for such purpose pursuant to the Receivables Trust and not otherwise.

19.2 In the event that the Receivables Trustee accepts an Offer, the Transferor shall take the following steps:

        19.2.1 in relation to the first Offer made by the Transferor, as soon as practicable after acceptance thereof:

                (a) execute a transfer of either (i) an amount of Existing Offered Receivables (as defined in Clause 19.3) having an aggregate Purchase Price such that the Floating Investor Percentage of such Purchase Price (the "STAMPABLE AMOUNT") is at least (pound)1,000,000 or (ii) all Existing Offered Receivables if the stampable amount is less than (pound)1,000,000;

                (b) procure that a member of the board of directors of the Transferor or any other person specified for the purpose by agreement with the Inland Revenue shall swear a statutory declaration in the appropriate form;

                (c) submit such transfer within 30 days of execution thereof, together with the statutory declaration in the appropriate form, to the Inland Revenue Stamp Office to be adjudicated free of stamp duty under section 42 of the Finance Act 1930; and

                (d) if the Inland Revenue Stamp Office adjudicate the transfer free of stamp duty as described in (c) above, as soon as practicable thereafter execute a further transfer comprising either (i) all of the Existing
                        Offered   Receivables  not  comprised  in  the  transfer
                        referred  to in (a) above or (ii) an amount of  Existing
                        Offered Receivables not comprised in the transfer referred to in (a) above having an aggregate Purchase Price such that the Floating Investor Percentage of such Purchase Price is at least (pound)29,000,000 and take the steps referred to in (b) and (c) above in relation to such transfer; and

                (e) promptly notify each Rating Agency then rating any Related Debt of the result of the adjudication obtained pursuant to paragraphs (c) and (d) above;

        19.2.2 in relation to any other Offer, not less than three months after execution of the last Offer in relation to which the following steps were taken or, failing that, not later than three months after execution of such Offer:

                (a) execute a transfer of all the Existing Offered Receivables (subject to the proviso that in the event that the short term rating of the senior unsecured debt of the Transferor is rated A-3 or below by Standard & Poor's, such transfer shall be executed on each Business Day in London);

                (b) procure that a member of the board of directors of the Transferor or any other person specified for the purpose by agreement with the Inland Revenue shall swear a statutory declaration in the appropriate form; and

                (c) submit such transfer within 30 days of the execution thereof, together with the statutory declaration in the appropriate form, to the Inland Revenue Stamp Office to be adjudicated free of stamp duty under section 42 of the Finance Act 1930,

                PROVIDED, HOWEVER that this Clause 19.2.2 shall not apply as regards the acceptance of any Offer where, before an application is made for adjudication of any related transfer as referred to above, either:

                (i) the Inland Revenue Stamp Office shall have refused to adjudicate any other transfer referred to in this Clause
                        19.2 free of stamp duty; or

                (ii) the Transferor shall have been advised by an appropriate specialist lawyer practising in a reputable law firm of national standing in the United Kingdom that the transfer in question would not, or would be unlikely to, qualify to be adjudicated free of stamp duty,

                PROVIDED FURTHER that this Clause 19.2.2 shall not apply at any time when:

                (1) all Receivables which have been the subject of Offers made and accepted prior to that time shall have been the subject of a written assignment executed by the Transferor in order to complete the sale of such Receivables (including any such Receivables which at the time when the assignment is executed shall not have come into existence) to the Receivables Trustee; and

                (2) each written assignment which shall have been executed as referred to in (1) above shall have been submitted to the Inland Revenue Stamp Office to be adjudicated (and shall not have been withdrawn from the Inland Revenue Stamp Office prior to completion of the adjudication process).

19.3    In this Clause 19:

        19.3.1 a statutory declaration "IN THE APPROPRIATE FORM" means a statutory declaration substantially in a form approved by leading tax Counsel chosen by the Transferor ("COUNSEL") for the purposes set out in this Clause 19 as such form may be varied or amended from time to time with the approval of Counsel;

        19.3.2 "EXISTING OFFERED RECEIVABLES" means in relation to any Offer at any time all Receivables (whether Existing Receivables or Future Receivables) which were the subject of such Offer and which are in existence at the time in question.

20.     NON-PETITION

20.1    The  Transferor  and  each  Additional  Transferor  upon  its  accession covenants with the Receivables Trustee that it shall not take any corporate action or other steps or legal proceedings for the winding-up, dissolution or re-organisation or for the appointment of a receiver, administrator, administrative receiver, trustee, liquidator, sequestrator or similar officer of the Receivables Trustee (either in its own capacity or as trustee of the

        Receivables Trust or otherwise) or any Investor Beneficiary or of any or all of the revenues and assets of any of them.

20.2 The Transferor and, by its execution of an Accession Notice, any Additional Transferor acknowledges that the obligations of the Receivables Trustee under this Agreement at any time are limited to the lesser, at such time, of (a) the nominal amount thereof (the "NOMINAL amount") and (b) an amount (the "AVAILABLE AMOUNT") equivalent to the value of the Trust Property at such time. Neither the Transferor nor any Additional Transferor shall have a right to have recourse to, or make demand or initiate proceedings against the Receivables Trustee at any time whilst the nominal amount exceeds the available amount. The Receivables Trustee shall incur no liability and be under no additional duty to any person solely as a result of any inability on its part to make payments or to perform other obligations under this Agreement, which inability results from the operation of the foregoing provisions of this Clause 20.2.

20.3 The Transferor and, by its execution of an Accession Notice, any Additional Transferor agrees that it shall have no recourse, in respect of any obligation, covenant or agreement of the Receivables Trustee, against any shareholder, officer, agent or director of the Receivables Trustee.

21.     BENEFIT OF AGREEMENT

21.1 This Agreement shall be binding upon and enure to the benefit of each party hereto and its successors and permitted assigns.

21.2    Except in the  circumstances  contemplated  by the  provisions of Clause
        18.2.3 neither the Transferor nor any Additional Transferor in its capacity as such shall be entitled to assign or transfer all or any of its rights, benefits and obligations hereunder. The Receivables Trustee agrees that it shall, at the expense of the Transferor or, as the case may be, such Additional Transferor, execute such documents as the Transferor or, as the case may be, such Additional Transferor may reasonably require to effect the matters permitted pursuant to Clause 18.2.3.

21.3 The Receivables Trustee shall not be entitled to assign or transfer all or any of its rights, benefits and obligations hereunder except to the extent permitted and in the manner provided by the Declaration of Trust and Trust Cash Management Agreement.

22.     DISCLOSURE OF INFORMATION

22.1    The Receivables  Trustee hereby agrees not to disclose to any person any
        Account   Information  except  and  only  to  the  extent  permitted  by applicable law:

        22.1.1 if required in connection with the performance of its duties hereunder or under the Declaration of Trust and Trust Cash Management Agreement and any Supplement thereto;

        22.1.2 if required in order to enforce the rights of any Beneficiary of the Receivables Trust or to a Successor Servicer appointed pursuant to Clause 4.3 of the Beneficiaries Servicing Agreement;

        22.1.3 with the consent of the Transferor and each Additional Transferor, in connection with any security interest any Investor Beneficiary has created or is proposing to create over its beneficial interest in the Receivables Trust in connection with an issue of Related Debt; or

        22.1.4  pursuant to any Requirement of Law.

22.2 The Receivables Trustee agrees to take such measures as shall be reasonably requested by the Transferor or any Additional Transferor, to protect and maintain the security and confidentiality of Account Information and, in connection therewith, shall allow the Transferor and each Additional Transferor to inspect the Receivables Trustee's security and confidentiality arrangements from time to time during normal business hours and upon reasonable notice being given.

22.3 If the Receivables Trustee is required by any Requirement of Law to disclose any Account Information, the Receivables Trustee shall provide the Transferor and each Additional Transferor with prompt written notice, unless such notice is prohibited by law, of any such request or requirement. The Receivables Trustee shall make reasonable efforts to provide the Transferor and each Additional Transferor with written notice no later than five days prior to any such disclosure unless compliance with this requirement would or might breach any law.

23.     REMEDIES AND WAIVERS

23.1 No failure to exercise, nor any delay in exercising, on the part of any party hereto, any right or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right or remedy prevent any further or other exercise thereof or the exercise of any other right or remedy.

23.2 The rights and remedies herein provided are cumulative and not exclusive of any rights or remedies provided by law.

24.     PARTIAL INVALIDITY

        Without prejudice to any other provision hereof, if one or more provisions hereof is or becomes invalid, illegal or unenforceable in any respect in any jurisdiction or with respect to any party such invalidity, illegality or unenforceability in such jurisdiction or with respect to such party or parties shall not, to the fullest extent permitted by applicable law, render invalid, illegal or unenforceable such provision or provisions in any other jurisdiction or with respect to any other party or parties hereto.

25.     COUNTERPARTS

        This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Agreement.

26.     NOTICES

26.1 Unless otherwise stated herein, each communication or notice to be made hereunder shall be made in writing and may be made by telex, telefax or letter.

26.2 Any communication, notice or document to be made or delivered by any one person to another pursuant to this Agreement shall (unless that other person has by fifteen days' written notice to the other parties hereto specified another address) be made or delivered to that other person at the address identified below and shall be deemed to have been made or delivered when despatched and confirmation of transmission received by the sending machine (in the case of any communication made by telefax) or (in the case of any communication made by telex) when dispatched and the appropriate answerback or identification symbol received by the sender or (in the case of any communication made by letter) when left at that address or (as the case may be) ten days after being deposited in the post postage prepaid in an envelope addressed to it at that address PROVIDED, HOWEVER, that each telefax or telex communication made by one party hereto to another shall be made to that other person at the telefax or telex number notified to such party by that other person from time to time:

        (i) in the case of the Transferor to Barclaycard, 1234 Pavillion Drive, Northampton NN4 7SG, Attention: Timothy Gaffney, facsimile number: (01604) 253 163, with a copy to Attention:
                Group General Counsel, facsimile number: (0171) 699 4036;

        (ii) in the case of any Additional Transferor, to the address and fax number set out in the Accession Notice of such Additional Transferor; and

        (iii) in the case of the Receivables Trustee at an address for service in London at c/o Clifford Chance Secretaries Limited, 200 Aldersgate Street, London, EC1A 4JJ.

27.     TERMINATION OF DECLARATION OF TRUST AND TRUST CASH MANAGEMENT AGREEMENT

        Notwithstanding any other provision of this Agreement, the parties hereto acknowledge that if, following the occurrence of any Insolvency Event, the Receivables Trust is dissolved in accordance with the provisions of Clause 6.3 of the Declaration of Trust and Trust Cash Management Agreement, then the provisions of this Agreement shall also terminate without further action by the parties hereto, PROVIDED, HOWEVER, that such termination shall be without prejudice to any rights existing on or prior to the date of such Insolvency Event (including rights relating to the giving of notice to Obligors as set out in Clause 6 hereof).

28.     LAW

        This Agreement shall be governed by, and construed in accordance with, English law.

29.     JURISDICTION

29.1 Each of the parties hereto irrevocably agrees for the benefit of each other party that the courts of England shall have exclusive jurisdiction to hear and determine any suit, action or proceeding, and to settle any disputes, which may arise out of or in connection with this Agreement and, for such purposes, irrevocably submits to the exclusive jurisdiction of such courts.

29.2 Each party hereto irrevocably waives any objection which it might now or hereafter have to the courts referred to in Clause 29.1 being nominated as the forum to hear and determine any suit, action or proceeding, and to settle any disputes, which may arise out of or in connection with this Agreement and agrees not to claim that any such court is not a convenient or appropriate forum.

29.3 The Receivables Trustee irrevocably appoints the person specified against its name below to accept service of any process on its behalf and further undertakes to the other parties hereto that it will at all times during the continuance of this Agreement maintain the appointment of some person in England as its agent for the service of process and irrevocably agrees that service of any writ, notice or other document for the purposes of any suit, action or proceeding in the courts of England shall be duly served upon it if delivered or sent by registered post to the address of such appointee (or to such other address in England as that party may notify to the other parties hereto).

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their duly authorised representatives as a deed on the day and year first before written.

                                   SCHEDULE 1

                            ELIGIBLE ACCOUNT CRITERIA

An Account will be an "Eligible Account" if, as at the beginning of the day on the Pool Selection Date (in the case of a New Designated Account (as defined in the the first Offer)) or the related Additional Selection Date (in the case of a New Designated Account (as defined in any subsequent Offer)) or on the date on which such Account is opened (in the case of a Future Designated Account (as defined in any Offer) or a Relevant Account (as defined in the Future Receivables Transfer)), as applicable, it is an Account:

(i)     where the Obligor is not a company or  partnership  for the  purposes of
        Section 349(2) of the Income and Corporation Taxes Act 1988;

(ii) which was in existence and maintained with the Transferor or relevant Additional Transferor prior to or at the time of its designation as a Designated Account;

(iii) which is payable in pounds sterling or the lawful currency of a Permitted Additional Jurisdiction (where the Account is in a Permitted Additional Jurisdiction);

(iv) which is governed by a Card Agreement as amended from time to time (provided that no amendments may be made to terms and conditions relating to the governing law of the agreement, the assignability thereof or the ability of the Transferor or relevant Additional Transferor to provide information regarding Obligors to any person assuming the Transferor's or relevant Additional Transferor's rights under the agreement) or else, if acquired by the Transferor or relevant Additional Transferor, is governed by contractual terms not materially different from such Card Agreement in relation to such matters;

(v) which is governed in whole or in part by the Consumer Credit Act 1974 and creates legal, valid and binding obligations between the Transferor or relevant Additional Transferor and the relevant Obligor and (except in the case of Accounts on which Restricted Eligible Receivables arise) is enforceable against the relevant Obligor in accordance with the Card Agreement and the Consumer Credit Act 1974, subject to applicable bankruptcy laws, other similar laws affecting creditors' rights, general equitable principles and other limitations on enforcement in the jurisdiction of the relevant Obligor and was otherwise created and complies with all other applicable laws;

(vi)    where the Obligor's most recent billing address is located in either:

        (a) England, Wales, Scotland, Northern Ireland or in a Permitted Additional Jurisdiction; or

        (b) a Restricted Additional Jurisdiction, provided that the balance of the Receivables in such Account, when added to the aggregate balance of Receivables in any other Designated Accounts located in a Restricted Additional Jurisdiction (including any Existing Receivables comprised in the same Offer as the Receivables in the Account in respect of which this representation is being made) would not cause the aggregate  balance of all

                Receivables  in  Designated   Accounts   located  in  Restricted
                Additional Jurisdictions to exceed 5 per cent. of the total aggregate balance of Receivables in the Securitised Portfolio;

(vii) which has not been classified by the Transferor or relevant Additional Transferor as counterfeit, cancelled, fraudulent, stolen or lost;

(viii) which has been originated or purchased by the Transferor or relevant Additional Transferor;

(ix) which has been operated in all material respects in accordance with the Transferor's or relevant Additional Transferor's Card Guidelines; and

(x) the Receivables in respect of which have not been charged-off by the Transferor or relevant Additional Transferor.

PROVIDED, HOWEVER, that:

(a) notwithstanding (i) to (x) above an Account will be an Eligible Account if the Transferor or, as the case may be, the Additional Transferor and the Receivables Trustee have been notified that such Account (or each Account with such characteristics) has been approved by each Rating Agency as an Eligible Account; and

(b) the criterion in (ii) above shall not apply in the case of a Future Designated Account (as defined in any Offer) or a Relevant Account (as defined in the Future Receivables Transfer).

                                   SCHEDULE 2

                          ELIGIBLE RECEIVABLES CRITERIA

A Receivable will be an "Eligible Receivable" if it complies with the following criteria as at: (i) in the case of Existing Receivables which are the subject of the first Offer made by the Transferor or any Additional Transferor, the Pool Selection Date in respect of that Offer; or (ii) in the case of any Existing Receivable which is the subject of any subsequent Offer made by the Transferor or any Additional Transferor, the Additional Selection Date with respect to that Offer; or (iii) in the case of any Future Receivable, the Date of Processing with respect to the transaction which gives rise to that Receivable or (if different) the date on which the Receivables Trustee first acquires that Receivable pursuant to the terms and subject to the conditions of this Agreement or the Future Receivables Transfer:

(i)     it has arisen under an Eligible Account;

(ii)

        (a) it was originated in accordance with and is governed by a Card Agreement (without waiver or amendment in any material respect as to its governing law, its assignability or the disclosure of information to persons who may assume rights under the Card Agreement) and, in whole or in part, by the Consumer Credit Act 1974, or else, if acquired by the Transferor or Additional Transferor, as the case may be, was originated in all material respects in accordance with and is governed by contractual terms not materially different from such Card Agreement in relation to such matters and, in whole or in part, by the Consumer Credit Act 1974;

        (b) it was otherwise created and complies with all other applicable laws;

        (c)     it was originated in accordance with the Card Guidelines; and

        (d)     it is not a Defaulted Receivable;

(iii) it is free and clear of any encumbrances exercisable against the Transferor, any Additional Transferor or the Receivables Trustee arising under or through the Transferor or any Additional Transferor (or any of their respective Affiliates) and, to which, at the time of its creation (or at the time of its acquisition by the Transferor or relevant Additional Transferor if such Receivable was originated by any person other than the Transferor or relevant Additional Transferor) and at all times thereafter, the Transferor, relevant Additional Transferor or the Receivables Trustee had good and marketable title thereto;

(iv) constitutes the legal, valid, and binding obligations of the relevant Obligor, enforceable (except in the case of Restricted Eligible Receivables) in accordance with the terms of the relevant Card Agreement and the Consumer Credit Act 1974, subject to usual bankruptcy laws, other similar laws affecting creditors' rights, general equitable principles and other limitations arising on enforcement in the jurisdiction of the relevant Obligor; and

(v) is not currently subject to any defence, dispute, set-off, counterclaim or enforcement order.

                                   SCHEDULE 3

                                  FORM OF OFFER

                                A. INITIAL OFFER

To:     The Receivables Trustee

From:   Transferor

Dated:  23 November 1999

Dear Sirs

                                      OFFER

1. We refer to the receivables securitisation agreement (as from time to time amended, supplemented or novated, the "RSA") dated 23 November, 1999 and made between ourselves and yourselves.

2. Terms defined in (or incorporated by reference into) the RSA shall bear the same meaning herein.

3. For the purposes of this Offer we have identified in our systems the following Product Lines (the "NEW SPECIFIED PRODUCT LINES"):

        PRODUCT NO.                         NAME

        [eg: 010]                           [eg: Gold Visa]

4. Each New Specified Product Line contains Accounts which are to be Designated Accounts (the "NEW DESIGNATED ACCOUNTS"). We hereby offer you an assignment on [date] of:

        (i)     the Existing Receivables under each New Designated Account;

        (ii) all Future Receivables under each such New Designated Account which are not Finance Charge Receivables until the earliest of:

                (a) in respect of each New Designated Account, such time (if any) as such Account becomes a Redesignated Account;

                (b)     the termination of the Receivables Trust; or

                (c)     the occurrence of an Insolvency Event;

        (iii) all Future Receivables under each Account specified in connection with such Offer which are Finance Charge Receivables in respect of Receivables which are assigned (or purported to be assigned) pursuant to paragraphs (i) and (ii) above;

        (iv) (to the extent such are capable of assignment) the benefit of any guarantee or insurance policy obtained by ourselves in respect of the obligations of an Obligor to make payments on such New Designated Accounts; and

        (v) the benefit of all amounts representing Acquired Interchange in respect of each Monthly Period.

5. In respect of future Accounts which arise on a New Specified Product Line during the Monthly Period immediately following this Offer (the "FUTURE DESIGNATED ACCOUNTS") we hereby offer you an assignment of:

        (i) all Future Receivables under each such Future Designated Account which are not Finance Charge Receivables until the earliest of:

                (a) in respect of each Future Designated Account, such time (if any) as such Account becomes a Redesignated Account;

                (b)     the termination of the Receivables Trust; or

                (c)     the occurrence of an Insolvency Event,

        (ii) all Future Receivables under each such Future Designated Account which are Finance Charge Receivables in respect of Receivables which are assigned (or purported to be assigned) pursuant to paragraph (i); and

        (iii) (to the extent such are capable of assignment) the benefit of any guarantee or insurance policy obtained by ourselves in respect of the obligations of an Obligor to make payments on such Future Designated Accounts.

6. In respect of the Existing Receivables identified by reference to the New Designated Accounts we have identified the Eligible Receivables and Ineligible Receivables comprised therein.

7. In respect of the Eligible Receivables so identified we certify that, as at the date of this Offer:

        (a) the aggregate amount of the Eligible Receivables comprised in the Existing Receivables is [ ]; and

        (b) the total Purchase Price payable in respect of this Offer is (pound)[ ].

8.      In respect  of the  Ineligible  Receivables  so  identified,  we
        certify  that  the  aggregate  amount  of  the  Ineligible   Receivables
        comprised in the Existing Receivables is (pound)[ ].

9. Save in respect of an Existing Receivable which is identified as an Ineligible Receivable, we warrant that each of the representations referred to in Clause 17.2 of the RSA is true on and as of the Offer Date, as the case may be, in respect of each Existing Receivable which is a Principal Receivable which is offered to you hereby.

10. We acknowledge that if you accept the Offer contained herein we will be deemed to represent in respect of each Future Receivable which is a Principal Receivable arising on the New Designated Accounts on the Date of Processing relating thereto and each

        Principal Receivable arising on a Future Designated Account on the Date of Processing relating thereto, that each of the representations referred to in Clause 17.3 of the RSA is true on and as of such Date of Processing save in respect of a Principal Receivable which is identified as an Ineligible Receivable.

11. In respect of the New Specified Product Lines and New Designated Accounts we certify and represent that no selection procedures adverse to the Investor Beneficiaries of any Applicable Series have been employed by us in selecting the New Specified Product Lines and New Designated Accounts from amongst the Product Lines and Accounts in the Bank Portfolio.


Yours faithfully


for and on behalf of


BARCLAYS BANK PLC

                              B. SUBSEQUENT OFFERS

To:     The Receivables Trustee

From:   Transferor/Additional Transferor

Dated:  [*]

Dear Sirs

                                      OFFER

1. We refer to the receivables securitisation agreement (as from time to time amended, supplemented or novated, the "RSA") dated 23 November, 1999 and made between ourselves and yourselves.

2. Terms defined in (or incorporated by reference into) the RSA shall bear the same meaning herein.

3. For the purposes of this Offer we have identified in our systems the following Product Lines (the "FUTURE ACCOUNTS SPECIFIED PRODUCT LINES"):

        PRODUCT NO.                         NAME

        [eg: 010]                           [eg: Gold Visa]

        [Note - this list should include all Product Lines which are below designated as New Specified Product Lines]

4. In respect of future Accounts which arise on a Future Accounts Specified Product Line during the Relevant Monthly Period in respect of the date of this Offer [or state other Monthly Period if applicable] (the "FUTURE DESIGNATED ACCOUNTS") we hereby offer you an assignment of:

        (i) all Future Receivables under each such Future Designated Account which are not Finance Charge Receivables until the earliest of:

                (a) in respect of each Future Designated Account, such time (if any) as such Account becomes a Redesignated Account;

                (b)     the termination of the Receivables Trust; or

                (c)     the occurrence of an Insolvency Event,

        (ii) all Future Receivables under each such Future Designated Account which are Finance Charge Receivables in respect of Receivables which are assigned (or purported to be assigned) pursuant to paragraph (i) above; and

        (iii) (to the extent such are capable of assignment) the benefit of any guarantee or insurance policy obtained by ourselves in respect of the obligations of an Obligor to make payments on such Future Designated Accounts.

5. For the purposes of this Offer we have further identified in our systems the following Product Lines (the "NEW SPECIFIED PRODUCT LINES"):

        PRODUCT NO.                         NAME

        [eg: 010]                           [eg: Gold Visa]

6. Each New Specified Product Line contains Accounts which are to be Designated Accounts (the "NEW DESIGNATED ACCOUNTS"). We hereby offer you an assignment on [date] of:

        (i)     the Existing Receivables under each New Designated Account;

        (ii) all Future Receivables under each such New Designated Account which are not Finance Charge Receivables until the earliest of:

                (a) in respect of each New Designated Account, such time (if any) as such Account becomes a Redesignated Account;

                (b)     the termination of the Receivables Trust; or

                (c)     the occurrence of an Insolvency Event;

        (iii) all Future Receivables under each Account specified in connection with such Offer which are Finance Charge Receivables in respect of Receivables which are assigned (or purported to be assigned) pursuant to paragraphs (i) and (ii) above;

        (iv) (to the extent such are capable of assignment) the benefit of any guarantee or insurance policy obtained by ourselves in respect of the obligations of an Obligor to make payments on such New Designated Accounts; and

7. In respect of the Existing Receivables identified by reference to the New Designated Accounts we have identified the Eligible Receivables and Ineligible Receivables comprised therein. The Additional Selection Date in relation to such Existing Receivables was [*].

8. In respect of the Eligible Receivables so identified we certify that, as at the date of this Offer:

        (a) the aggregate amount of the Eligible Receivables comprised in the Existing Receivables is [ ]; and

        (b) the total Purchase Price payable in respect of this Offer is (pound)[ ]; and

        (c) the total outstanding balance of the Finance Charge Receivables comprised in the Existing Receivables is (pound)[ ].

9. In respect of the Ineligible Receivables so identified, we certify that the aggregate amount of the Ineligible Receivables comprised in the Existing Receivables is (pound)[ ].

10. Save in respect of an Existing Receivable which is identified as an Ineligible Receivable, we warrant that each of the representations referred to in Clause 17.2 of the RSA is true on and as of the Offer Date, as the case may be, in respect of each Existing Receivable which is a Principal Receivable which is offered to you hereby.

11. We acknowledge that if you accept the Offer contained herein we will be deemed to represent in respect of each Future Receivable which is a Principal Receivable arising on the New Designated Accounts on the Date of Processing relating thereto and each Principal Receivable arising on a Future Designated Account on the Date of Processing relating thereto, that each of the representations referred to in Clause 17.3 of the RSA is true on and as of such Date of Processing save in respect of a Principal Receivable which is identified as an Ineligible Receivable.

12. We confirm, as at the date of this Offer, that no Trust Pay Out Event has occurred and that the statements set out in the Solvency Certificate dated 23 November 1999 are true and correct with respect to [the Transferor/Additional Transferor] as if references in such Solvency Certificate to "the Offer" were references to this Offer.

13. In respect of the New Specified Product Lines and New Designated Accounts we certify and represent that:

        (a) no selection procedures adverse to the Investor Beneficiaries of any Applicable Series have been employed by us in selecting the New Specified Product Lines and New Designated Accounts from amongst the Product Lines and Accounts in the Bank Portfolio; and

        (b) [the Offer satisfies the Maximum Addition Amount criteria]1 or [the Offer does not satisfy the Maximum Addition Amount criteria but we have received written confirmation from each Rating Agency that the inclusion of such New Designated Accounts as Designated Accounts pursuant to Clause 2.2 of the RSA will not result in the reduction or withdrawal of its then current rating of any outstanding Related Debt]1

Yours faithfully


for and on behalf of

[NAME OF TRANSFEROR/ADDITIONAL TRANSFEROR]

1 Delete as appropriate

                                   SCHEDULE 4

                  CONDITIONS PRECEDENT TO THE SUBSEQUENT OFFERS

The Transferor and each Additional Transferor shall provide the following documents to the Receivables Trustee (which shall be in form and substance satisfactory to the Receivables Trustee):

1. a Solvency Certificate from the Transferor and such Additional Transferor substantially in the form set out in the Seventh Schedule, provided that this requirement shall be deemed to be met if the statement set out at paragraph 12 of the form of Subsequent Offer in
        Schedule 3 is able to be made and is included in the relevant Offer or the Future Receivables Transfer (as appropriate).

2. a statement from the Transferor and such Additional Transferor in the relevant Offer substantially in the form set out in paragraph 13(b) of the form of Subsequent Offer in Schedule 3 confirming either:

        (i)     the Offer satisfies the Maximum Addition Amount criteria; or

        (ii) the Offer does not satisfy the Maximum Addition Amount criteria but the Transferor has received written notice from each Rating Agency that the inclusion of such Accounts as Designated Accounts pursuant to Clause 2.2 will not result in the reduction or withdrawal of its then current rating of any outstanding Related Debt;

3. if applicable, a legal opinion addressed to the Receivables Trustee in respect of Receivables arising in any new Permitted Additional Jurisdiction from reputable legal advisers qualified to practise in such new Permitted Additional Jurisdiction; and

4. a legal opinion addressed to the Receivables Trustee in respect of the Receivables Future Transfer in a form satisfactory to the Receivables Trustee.

                                   SCHEDULE 5

                                     PART 1

                      REPRESENTATIONS AS TO MATTERS OF LAW

1. ORGANISATION: It is a corporation duly organised under the laws of England with full corporate power, authority and legal right to own its assets and conduct its business as such assets are presently owned and its business is presently conducted and with power to enter into this Agreement and other Relevant Documents and each assignment to be entered into by it in respect of any Receivables assigned or scheduled to be assigned and to exercise its rights and perform its obligations thereunder and all corporate and other action required to authorise its execution of each Relevant Document and each such assignment and its performance of its obligations thereunder has been duly taken or will be taken prior to the execution of such Relevant Document or assignment (as the case may be).

2. DUE AUTHORISATION: All acts, conditions and things required to be done, fulfilled and performed in order (a) to enable it lawfully to enter into, exercise its rights under and perform and comply with the obligations expressed to be assumed by it in each Relevant Document or in any such assignment, (b) to ensure that the obligations expressed to be assumed by it in each Relevant Document or in any such assignment are legal, valid and binding on it and (c) to make each Relevant Document and each such assignment admissible in evidence in England have been done, fulfilled and performed or will be done, fulfilled or performed prior to the execution of such Relevant Document or assignment (as the case may be) save for the payment of stamp duty in respect of any such assignment under Requirement of Law.

3. NO VIOLATION: The execution of each Relevant Document by it and each assignment to be entered into by it in respect of any Receivables assigned or scheduled to be assigned in the manner contemplated and the exercise of its rights and the performance of its obligations in any such assignment will not conflict with or violate any applicable law.

4. DOCUMENTARY REQUIREMENTS: Under the laws of England in force as at the date of making this representation, it is not necessary that each Relevant Document or any such assignment be filed, recorded or enrolled with any court or other authority in England or that any stamp, registration or similar tax be paid on or in relation to each Relevant Document or any such assignment, save for the payment of stamp duty on any such assignment under any applicable law.

5. BINDING OBLIGATIONS: The obligations expressed to be assumed by it in each Relevant Document and in each such assignment are legal and valid obligations binding on it and enforceable against it in accordance with its terms (or will be so upon execution of each such Relevant Document or each such assignment), subject to applicable bankruptcy laws, other similar laws affecting creditors' rights, general equitable principles and other limitations on enforcement in the jurisdiction of the Obligor.

6. ALL CONSENTS REQUIRED: All approvals, authorisations, consents, orders or other actions of any person or of any governmental or regulatory body or official required in connection with the execution and delivery of each Relevant Document and/or the assignment of Receivables in the manner contemplated herein or therein, the performance of the transactions contemplated by each Relevant Document and the fulfilment of the terms thereof have been obtained.

                                     PART 2

                      REPRESENTATIONS AS TO MATTERS OF FACT

1. NO PROCEEDINGS: There are no proceedings or investigations commenced or, to the best of its knowledge, pending or threatened against the Transferor or any Additional Transferor before any Court, regulatory body, arbitral tribunal or public or administrative body or agency (i) asserting the invalidity of any Relevant Document or of any assignment made in the manner therein contemplated; (ii) seeking to prevent the entering into of any such assignment or of any of the transactions contemplated by any Relevant Document; (iii) seeking any determination or ruling that, in the Transferor's or such Additional Transferor's reasonable opinion, would materially and adversely affect the performance by it of its obligations under any Relevant Document; or
        (iv) seeking any determination or ruling that would materially and adversely affect the validity or enforceability of any Relevant Document or any assignment of Receivables to be made in the manner therein contemplated.

2. NO CONFLICT: The execution of any Relevant Document or the assignment of any Receivables in the manner therein contemplated and the exercise by the Transferor or any Additional Transferor of its rights and the performance of its obligations thereunder with regard to such Receivables will not conflict with, result in any breach of the material terms and provisions of, or constitute a material default under, any agreement, indenture, contract, mortgage, deed of charge or other instrument to which it is a party or by which it or any of its assets is otherwise bound.

3. DUE QUALIFICATION: All licences, approvals, authorisations and consents which may be reasonably considered to be necessary in connection with the performance of its credit card business and in particular any applicable licences under the Consumer Credit Act 1974 and the Data
        Protection Act 1984 have been obtained and remain in force in all material respects.

4. TAX RESIDENCE: Each of the Transferor and each Additional Transferor is resident for tax purposes in the United Kingdom and, in the case of the Transferor, is a bank as defined for the purpose of Section 349(3) of the Income and Corporation Taxes Act 1988.

                                     PART 3

                     REPRESENTATIONS RELATING TO RECEIVABLES

1. ELIGIBILITY: Unless identified as an Ineligible Receivable, each Existing Receivable which is a Principal Receivable offered to the Receivables Trustee thereunder is, at the Pool Selection Date (in the case of the Initial Offer) or the relevant Additional

        Selection Date (in the case of a subsequent Offer) relating thereto, an Eligible Receivable and has arisen from an Eligible Account in the amount specified in the Offer and, unless specified in any Daily Activity Report provided to the Receivables Trustee by the Transferor pursuant to Clause 5.2, each Future Receivable which is a Principal Receivable and each Principal Receivable arising on a Future Designated Account (as defined in the Offer relating thereto) or (as the case may be) on a Relevant Account (as defined in the Future Receivables Transfer) is on the relevant Date of Processing an Eligible Receivable and has arisen from an Eligible Account in the amount specified in such Daily Activity Report.

2. ASSIGNMENT EFFECTIVE: The assignment of each Receivable the subject of an Offer or the Future Receivables Transfer will be effective to pass to the Receivables Trustee good and marketable title thereto and the benefit thereof (including in such context, any Collections and other rights in connection therewith such as related guarantees and Insurance Proceeds) free of any Encumbrances in favour of any person claiming through or under the Transferor or any of its Affiliates to the Receivables Trustee and, subject to any limitations arising on enforcement in the jurisdiction of the relevant Obligor, no further act, condition or thing will be required to be done in connection therewith to enable the Receivables Trustee to require payment of any such Receivable or to enforce any such right in the courts of England and Wales, Scotland or Northern Ireland or any Additional Jurisdiction without the participation of the Transferor other than:

        (1)     the payment of any applicable United Kingdom stamp duty; and

        (2)     the giving of a Notice of Assignment.

3. COMPLIANCE: The assignment of each Receivable the subject of an Offer or the Future Receivables Transfer is in compliance with Requirements of Law applicable to the Transferor or, as the case may be, the Additional Transferor on the date of such assignment.

                                   SCHEDULE 6

                               NOTIFICATION EVENTS

1. A duly authorised officer of the Transferor shall admit in writing that the Transferor or any Additional Transferor is unable to pay its debts as they fall due within the meaning of Section 123(1) of the Insolvency Act 1986 or the Transferor or any Additional Transferor makes a general assignment for the benefit of or a composition with its creditors or voluntarily suspends payments of its obligations with a view to the general readjustment or rescheduling of its indebtedness.

2. The Transferor or any Additional Transferor shall consent to or take any corporate action relating to the appointment of a receiver, administrator, administrative receiver, trustee, liquidator or similar officer of it or relating to all or substantially all of its revenues and assets or an order of the court is made for its winding-up, dissolution, administration or reorganisation (except for a solvent reorganisation) and such order shall have remained in force undischarged or unstayed for a period of 60 days or a receiver, administrator, administrative receiver, liquidator, trustee or similar officer of it or relating to all or substantially all of its revenues and assets is legally and validly appointed and such appointment is not discharged within 14 days.

3. An encumbrancer legally and validly enforces its security with respect to all or substantially all of the assets and revenues of the Transferor or any Additional Transferor and such action by the encumbrancer is not discharged within 14 days.

5. The Transferor or any Additional Transferor (or the Servicer on behalf of the Transferor or any Additional Transferor) fails to pay any sum due from it to the Receivables Trustee hereunder in respect of the Designated Accounts within five Business Days of the due date thereof or the date of demand, if payable on demand, in the currency and in the manner specified herein, and such failure is not remedied within ten Business Days after the Receivables Trustee has given notice thereof to the Transferor or such Additional Transferor.

6. The rating of the Transferor's (or, if applicable, any Additional Transferor's) long term senior unsecured indebtedness as rated by any of Moody's, Standard & Poor's or Fitch falls below Baa2, BBB or BBB respectively.

                                   SCHEDULE 7

                          FORM OF SOLVENCY CERTIFICATE

           [on letterhead of the Transferor or Additional Transferor]
                                 ("THE COMPANY")

To:     The Receivables Trustee
        PO Box 75
        Normandy House
        St. Helier
        Jersey JE2 4UF

                                                        dated __________________

                    IN RELATION TO THE OFFER FOR THE SALE OF
                           CREDIT CARD RECEIVABLES BY
                    [BARCLAYS BANK PLC/ADDITIONAL TRANSFEROR]

IT IS HEREBY CERTIFIED that, having duly considered the provisions of Sections 123 (as to when a company is deemed to be unable to pay its debts) and 238 to 241 (as to transactions at an undervalue and preferences) of the Insolvency Act 1986 (the "ACT") the Company has determined that:

(1) as at the date hereof, the Company is not unable to pay its debts within the meaning of Section 123 of the Act (but without reference to the court for this purpose) or otherwise and will not become unable to do so in consequence of the sale by way of assignment of credit card receivables pursuant to the Offer of even date herewith made pursuant to the terms of clause [2.1/2.2] of the receivables securitisation agreement (the "RSA") dated 23 November 1999 and entered into between Barclays Bank PLC and the Receivables Trustee (the "OFFER");

(2) no order has been made or resolution passed for the winding-up of the Company and, to the best of my knowledge and belief:

        (a) no petition had been presented for the winding-up of the Company; and

        (b) no receiver, administrative receiver, or receiver and manager has been appointed in relation to the Company's property, assets or undertaking

        (disregarding proceedings which are not being pursued or are discharged or are being contested in good faith on proper grounds where less than sixty days have expired since their commencement);

(3) the value in money or money's worth of the consideration to be received by the Company under the RSA following acceptance of the Offer is not significantly less than the value, in money or money's worth, of the consideration provided by the Company under the RSA;

(4) the sale of the Receivables to the Receivables Trustee and all matters concerning the Company in connection with such matters will, to the extent to which these were to be carried out by the Company, be effected by the Company in good faith and for the purpose of carrying on its business, and there are reasonable grounds for believing that the sale of the Receivables and all related matters will benefit the Company; [and]

(5) in submitting the Offer to the Receivables Trustee the Company has not been influenced by a desire to prefer one of the Company's creditors; [and]

(6) [in respect of a Discount Percentage only] in the reasonable opinion of the Company the performance of the portfolio of Designated Accounts is such that the yield of Finance Charge Collections is not generating adequate cashflows for the Beneficiaries of the Receivables Trust and the size of the Discount Percentage is not intended by the Company solely to accelerate distributions to the Excess Interest Beneficiary].

Words and expressions defined in the RSA shall, unless the context otherwise requires, bear the same meanings when used herein.

DATED

..............................................
Signed for and on behalf of





...............................................
[Barclays Bank PLC/Additional Transferor]

                                   SCHEDULE 8

                          FORM OF NOTICE OF ASSIGNMENT

From:         Barclaycard, a division of Barclays Bank PLC

To:           [Obligor]

Account ref:  [*]



NOTICE OF ASSIGNMENT

We are writing to notify you that on Barclaycard has transferred its rights to receive all payments made by you in respect of your [description of product] account to Gracechurch Receivables Trustee Limited ("GRTL") to be held on trust for Barclaycard and a subsidiary of Barclays Bank, Barclaycard Funding PLC. This transfer related only to amounts payable for charges incurred on your account. The account itself continued to be legally held with Barclaycard and the terms of conditions on which the account is held did not change.

Following your receipt of this notice all payments which you are required to make for charges on your account will now be made directly to GRTL as the party entitled to receive those payments. However, please note that this notice is for your information only and you do not need to do anything further in relation to your account.

BARCLAYCARD*

*[Note: This notice could attract stamp duty if signed manually, so should rather be stamped.]

                                   SCHEDULE 9

            FORM OF OFFER - SALE OF RECEIVABLES IN DEFAULTED ACCOUNTS

From: Gracechurch Receivables Trustee Limited (in its capacity as Receivables Trustee)

To:     Barclays Bank PLC (in its capacity as Transferor)



OFFER TO ASSIGN RECEIVABLES IN DEFAULTED ACCOUNTS

1. We refer to the Receivables Securitisation Agreement dated 23 November 1999 (the "RSA"). Terms defined in the RSA (including in the Master Definitions Schedule referred to therein) shall have the same meaning in this offer unless otherwise specified.

2. We have been notified that certain Designated Accounts have become Defaulted Accounts during the Monthly Period which commenced on [date]. The balance of Receivables in such Defaulted Accounts is [(pound)o] (the "DEFAULTED RECEIVABLES").

3. We hereby offer you an assignment of the Defaulted Receivables for the consideration and on the payment terms set out in Clause 10.5 of the RSA.

----------------------------------
GRACECHURCH RECEIVABLES TRUSTEE LIMITED

                                  SCHEDULE 10

                       FORM OF FUTURE RECEIVABLES TRANSFER

                            ASSIGNMENT OF RECEIVABLES

THIS DEED OF ASSIGNMENT OF RECEIVABLES IS MADE THE       DAY OF           , 2000

BETWEEN:

(1) BARCLAYS BANK PLC, an institution authorised under the Banking Act 1987, acting through its business unit "Barclaycard", having its principal place of business at 1234 Pavillion Drive, Northampton NN4 7SG (the "TRANSFEROR"); and

(2) GRACECHURCH RECEIVABLES TRUSTEE LIMITED, a company incorporated in Jersey having its registered office at 26 New Street, St. Helier, Jersey JE2 3RA, Channel Islands, in its capacity as trustee of the Receivables Trust (the "RECEIVABLES TRUSTEE").

IT IS HEREBY AGREED as follows:

1.       INTERPRETATION

1.1 Unless otherwise defined herein, terms defined in (or incorporated by reference into) the receivables securitisation agreement dated 23 November 1999 between the Transferor and the Receivables Trustee (as amended and restated from time to time) shall bear the same meaning herein.

1.2     In this Deed:

        "ADDITIONAL RIGHTS" means any guarantees or insurance policies obtained by the Transferor in respect of the obligations of Obligors to make payments on Relevant Accounts insofar as any claims thereunder relate to any Relevant Receivables;

        "RELEVANT ACCOUNT" means an Account which is opened on or after 1 August 2000 on any Product Line which (at the time when such Account is opened) fulfils the condition that each Account on the relevant Product Line is identified on the "Triumph" accounting system (or any other accounting system used by Barclays Bank PLC from time to time to perform the same or similar functions) by a 3 digit number which is either one of the numbers listed in the following table under the heading "Product Number" or a number between 023 and 500 (inclusive) and so that (for the avoidance of doubt) "Relevant Accounts" shall not be confined to Accounts opened on Product Lines which are in existence at the date hereof;

        ------------------------------------------------------------------------
                               PRODUCT NUMBER                    NAME (IF KNOWN)

         -----------------------------------------------------------------------
                                     001                           Stockton Visa

         -----------------------------------------------------------------------
                                     002                         Manchester Visa

         -----------------------------------------------------------------------
                                     003                               Ford Visa

        ------------------------------------------------------------------------

         -----------------------------------------------------------------------
                                    004                      Stockton Mastercard

         -----------------------------------------------------------------------
                                    005                    Manchester Mastercard

         -----------------------------------------------------------------------
                                    006                          Ford Mastercard

         -----------------------------------------------------------------------
                                    007                             Premier Card

         -----------------------------------------------------------------------
                                    008                                  Student

         -----------------------------------------------------------------------
                                    009                                 Graduate

         -----------------------------------------------------------------------
                                    010                                Gold Visa

         -----------------------------------------------------------------------
                                    011                                    Sense

         -----------------------------------------------------------------------
                                    012                               Visa Trial

         -----------------------------------------------------------------------
                                    013

         -----------------------------------------------------------------------
                                    014                          Gold Mastercard

         -----------------------------------------------------------------------
                                    015                             Plus/Reserve

         -----------------------------------------------------------------------
                                    016                             Advance Visa

         -----------------------------------------------------------------------
                                    017                            Platinum Visa

         -----------------------------------------------------------------------
                                    018                      Platinum Mastercard

         -----------------------------------------------------------------------
                                    019                               First Visa

         -----------------------------------------------------------------------
                                    020                               Alpha Visa

         -----------------------------------------------------------------------
                                    021

         -----------------------------------------------------------------------
                                    022                              Choice Visa

         -----------------------------------------------------------------------


        "RELEVANT FINANCE CHARGE RECEIVABLE" means any future Finance Charge Receivable (other than any Relevant Receivable) in respect of a Relevant Receivable;

        "RELEVANT PRINCIPAL RECEIVABLE" means any Principal Receivable which is a Relevant Receivable; and

        "RELEVANT RECEIVABLE" means any Future Receivable which arises on a Relevant Account and comes into existence before the earliest of:

        (i)     such  time  (if  any)  as  such  Relevant   Account   becomes  a
                Redesignated Account;

        (ii)    the termination of the Receivables Trust; and

        (iii)   the occurrence of an Insolvency Event.

2.      ASSIGNMENT

        The Transferor hereby CONVEYS, TRANSFERS and ASSIGNS to the Receivables Trustee with full title guarantee, subject only to the subsisting rights of Obligors, the benefit of the Transferor's interest and entitlement, both present and future, actual or contingent, in and to:

        (i)     the Relevant Receivables;

        (ii)    all Relevant Finance Charge Receivables; and

        (iii)   the Additional Rights.

3.      PAYMENT FOR RECEIVABLES

3.1 As an initial instalment of consideration for the assignment of the Relevant Receivables pursuant to this Deed, the Receivables Trustee shall pay to the Transferor (pound)10,000 on the date hereof (if and to the extent that funds are available for the purpose in accordance with clause 5.2 of the RSA and otherwise as and when such funds are available):

3.2 Subject to the provisions of clause 3.1 above and clause 4 below and the other provisions of this Deed, the provisions of the RSA relating to the calculation and payment of the consideration for the assignment of Future Receivables shall apply in relation to any Future Receivables which are assigned pursuant to this Deed as such provisions apply in relation to all other Future Receivables referred to in the RSA PROVIDED THAT the payment of (pound)10,000 referred to in clause 3.1 above shall be treated as a non-refundable payment on account of any amounts that may become payable on or after the date hereof under clause 5.1 of the RSA in respect of Future Receivables assigned pursuant to this Deed and accordingly no amount shall be payable under clause 5.1 of the RSA in respect of Future Receivables assigned pursuant to this Deed unless and until the Receivables Trustee shall have paid the deferred amount (as defined in clause 5.3 of the RSA) in full in accordance with clause 5.3 of the RSA.

4.       PAYMENT ADJUSTMENT

4.1 If, at any time, the Receivable Trustee considers that any amount that is required to be paid under the provisions of the RSA and this Deed as consideration for the assignment of any assets pursuant to this Deed is or may be materially in excess of the market value of the assets to which it is referable, the Receivables Trustee may request the Rating Agencies to determine whether there would be a down-grading of the Notes as a result of the method of determining such amount.

4.2 If, following a request by the Receivables Trustee made in accordance with clause 4.1 above, the Rating Agencies determine that there would be a down-grading of the Notes as a result of the method of determining any amount that is required to be paid as mentioned in clause 4.1 above, such method shall be replaced by an alternative pricing mechanism approved by the Rating Agencies as being suitable to allow the rating of the Notes to be maintained and such amount shall be adjusted accordingly.

5.      REPRESENTATIONS AND WARRANTIES

5.1 The Transferor hereby warrants and represents to the Receivables Trustee that:

        (i) as of each Date of Processing relating to any Relevant Principal Receivables, each of the representations referred to in clause
                17.3 of the RSA is true in respect of each such Relevant Principal Receivables;

        (ii) as at the date hereof, no Trust Pay Out has occurred and the statements set out in the Solvency Certificate dated 23 November are true and correct with respect to the Transferor as if references in such Solvency Certificate to "the Offer" were references to this Future Receivables Transfer;

        (iii) no selection procedures adverse to the Investor Beneficiaries of any Applicable Series have been or will be employed by the Transferor in selecting the Relevant Accounts; and

        (iv) this Future Receivables Transfer satisfies and will satisfy the Maximum Addition Amount criteria.

6.      MISCELLANEOUS

6.1 For the avoidance of doubt, the parties hereby agree that the provisions of clause 6.7.2 of the Receivables Securitisation Agreement shall not be breached by their entry into, and the operation of, this Deed.

6.2 The provisions of clauses 24 (Partial Invalidity), 25 (Counterparts), 26 (Notices) and 29 (Jurisdiction) of the Receivables Securitisation Agreement shall apply to this Deed mutatis mutandis.

7.      ACKNOWLEDGEMENT

        For the avoidance of doubt, the parties acknowledge that if, at any time after the date hereof, any of the 3 digit numbers set out or referred to in the definition of "Relevant Account" is either:

        (i) allocated to be used for the purpose of identifying Accounts as being included in a particular Product Line; or

        (ii) used upon the opening of any Account to identify that Account as being included in a particular Product Line;

        no Receivables and no Additional Rights which (in each case) shall be in existence at that time shall be assigned to the Receivables Trustee pursuant to this Deed solely as a result of the said 3 digit code being so allocated or used.

8.      COSTS AND EXPENSES

        The Transferor shall, from time to time on demand of the Receivables Trustee, reimburse the Receivables Trustee for all costs and expenses (including legal fees) (together with any VAT chargeable thereon) that are incurred by the Receivables Trustee in or in connection with the preparation and execution of this Deed.

9.      GOVERNING LAW

        This Deed shall be governed by and construed in accordance with English law.

IN WITNESS WHEREOF the parties have executed and delivered this document as a deed on the day and year first before written.

Signed for and on behalf                        )
BARCLAYS BANK PLC                               )
by its duly authorised attorney                 )
in the presence of:                             )


_______________________  (Signature of Witness)

_______________________  (Full name of Witness)

_______________________  (Address of Witness)


Executed as a deed by                           )
GRACECHURCH RECEIVABLES TRUSTEE                 )
LIMITED pursuant to a resolution of the Board   )




                                             ADDRESS FOR SERVICE:
                                             Clifford Chance Secretaries Limited
                                             200 Aldersgate Street
                                             London EC1A 4JJ

EXECUTION PAGE

THE TRANSFEROR

Signed for and on behalf of                 )
BARCLAYS BANK PLC                           )        MARK WINTER
by its duly authorised attorney             )
in the presence of:                         )


GINA HARTNETT
Name:
Occupation:
Address:


THE RECEIVABLES TRUSTEE

Executed as a deed by GRACECHURCH           )
RECEIVABLES TRUSTEE LIMITED                 )       PETER S. CROOK
pursuant to a resolution of the Board       )




                                             ADDRESS FOR SERVICE

                                             Clifford Chance Secretaries Limited
                                             200 Aldersgate Street
                                             London  EC1A 4JJ

                      EXECUTION PAGE TO AMENDMENT AGREEMENT

THE TRANSFEROR

Signed for and on behalf of                 )
BARCLAYS BANK PLC                           )        PATRICK BUXTON
by its duly authorised attorney             )
in the presence of:                         )


EDWARD MANCHESTER
Name:
Occupation:
Address:

THE RECEIVABLES TRUSTEE

Executed as a deed by GRACECHURCH          )
RECEIVABLES TRUSTEE LIMITED                )         RICHARD GERWAT
pursuant to a resolution of the Board      )




                                             ADDRESS FOR SERVICE

                                             Clifford Chance Secretaries Limited
                                             200 Aldersgate Street
                                             London  EC1A 4JJ



                                     - IV -